VanWagonerFunds
    Annual Report
December 31, 2000

(LOGO)
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Van Wagoner Funds ANNUAL REPORT
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Dear Fellow Shareholders:                                     January 25, 2001
--------------------------------------------------------------------------------

This was one of the roughest years the market has seen in a long, long time. A year where every sector saw sharp spikes. A year where, if you didn't do your homework, you could have gotten caught up in the dot.coms/dot.bombs. A year where even fundamentally strong companies got pulled down if they had anything to do with technology.

Your Van Wagoner Funds outpaced market averages and finished far better than the Nasdaq; unfortunately, the Nasdaq was down approximately 40%. Three of our Funds dropped about 20% and two about 30%.(1) The difference in the performance of the Funds was primarily attributed to company market cap weightings and sectors. The smaller capitalization and more diverse characteristics of the Micro-Cap Growth and Emerging Growth Funds held up better in the deteriorating economic environment of the second half of 2000. Exposure to less economically sensitive sectors like health care also helped the Funds. Even so, we see positives.

First, we stuck to real companies with real business models, avoiding the dot.com craziness that started late in 1999 and ran through the first quarter of 2000. And to the credit of our analysts' intensive research, the projected earnings was met or exceeded in almost every portfolio holding in every quarter of 2000. Think of all the companies you heard about that missed their mark this year. I am very pleased with our people and our research process.

Second, some of the biggest bumps in the macro environment have smoothed out...for example, the Presidential election. From the third quarter on, potential changes in the White House and Congress generated plenty of uncertainty. And the market never likes uncertainty. Then we hit the battle of the bulging chads, and the market ground to a halt.

Meanwhile, the Fed's rate tightening was finally taking effect and all the numbers showed an increasingly slowing economy. Consumers responded by spending less. Investors responded by selling. Our favorite stocks, the leading names in the new economy, held up better than most until around election time, when the weight of the Nasdaq correction became too much to bear.

Now the Fed has come out with interest rate cuts, and investors are wondering where is the economy heading? Just as it took months for rate increases to slow things down, it may be months before we see the economy reaccelerate. So what do we do in the meantime?

We stick to our guns, researching and analyzing company fundamentals. Focusing on the sectors we believe offer the best long-term growth potential...the vibrant areas of telecommunications, Internet, and information exchange, as well as biotechnology and health care. Looking to invest in what we consider to be the very best companies.

The truth is, our Funds didn't change much over the year in terms of composition, and we don't see much change going forward. The main theme across our Funds is corporate use of the Internet. Major global corporations have discovered that

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Van Wagoner Funds ANNUAL REPORT

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Van Wagoner Funds ANNUAL REPORT
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buying enterprise software and integrating it with Internet use means reduced costs. There's a huge return on investment as businesses manage their supply chains, connect with customers and communicate with employees. Even in an economic slowdown--especially in an economic slowdown--they have to spend the money on these technologies to stay competitive.

And that's where we're investing: in the companies that coordinate all the Internet's possibilities--the software developers who add value, the providers who increase network capacity and the vendors who store information. Throughout 2000 we maintained a well-diversified portfolio of stocks, with a core concentration in technology.

Here's a sector-by-sector look at the Funds' holdings.

- COMPUTER NETWORKING AND SOFTWARE. Early in the year we trimmed some of our biggest holdings, taking profits in names that had incredible runs in late 1999 and had grown to outsized positions. When prices plunged in April, we grabbed the opportunity to load up again; many of our favorite names had fallen 60% without a change in fundamentals. We see ongoing strength in companies like StorageNetworks and Emulex<F2>, whose technologies are a key ingredient in storage area networks; Ariba<F2>, whose business-to-business operations software increases efficiency; Agile Software<F2>, which helps companies use the Internet more efficiently; and i2 Technologies<F2>, which enables more efficient management of manufacturing resources.

- ENERGY. Early in the year we made some good gains with Dril-Quip<F2>, which manufactures highly engineered offshore drilling equipment. In the second quarter we took profits in energy and rotated them back into biotechnology. Since then there hasn't been a compelling reason to re-load; fundamentals are strong but the group is trading near all-time highs, and Middle East tension threatens the supply/demand equilibrium.

- HEALTH CARE. Throughout the year we liked biotech and genomics companies such as Abgenix and ImmunoGen<F2>, whose technologies streamline the discovery and validation process for big pharmaceutical companies. We also like medical device companies that are entering the sales and marketing stage, such as Sonic Innovations<F2>, developing new hearing aid technology, and Cardiac Pathways<F2>, now marketing minimally invasive systems to diagnose and treat cardiac disease. Health care stocks generally perform well in a slowing economy, and in fact outperformed the broader market at the end of 2000.

- SEMICONDUCTORS. We avoid commodity players such as memory chip manufacturers, which are especially sensitive to economic slowdown. Instead we favor communications-oriented companies like Applied Micro Circuits and PMC-Sierra(2). Late in the year, however, the problems of commodity semis affected the more robust communications side, leading us to pull back in this group. Even so, the insatiable demand for bandwidth leaves us bullish about the long-term outlook for our favorite semi names.

Call toll-free 1-800-228-2121

- CONSUMER GOODS. Throughout the year we held almost no consumer goods companies. We just have not seen the kinds of innovative growth oriented companies we believe would be great investments.

If anything, this year's ups and downs offered investors a series of healthy reminders. There had been the feeling that the equity market held no real risk, that after a bad day or a bad week, it would bounce back. Now we've reintroduced the importance of a long-term view.

Short-term volatility will undoubtedly continue; it's the nature of emerging growth investing. The Van Wagoner Funds will continue to seek out and invest in the companies we believe are creating fundamental, enduring differences in the economy--the leadership companies we consider to have the greatest potential for long-term growth. And we believe there's plenty of opportunity out there.

Like you, all of us on the Van Wagoner investment team are shareholders. I thank you for holding firm with us and invite you to join us in looking forward to the years ahead.

Sincerely,

/S/R. Van Wagoner

Garrett R. Van Wagoner

<F2> Please see pages 4-8 for the total returns of the Funds and their respective benchmarks, including the Russell 2000 Index, the S&P 500/R Index and Nasdaq Industrial Index.

<F2> Holdings may change due to ongoing management. References to specific investments should not be construed as a recommendation of the Funds or their Adviser.

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Van Wagoner Funds ANNUAL REPORT

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Van Wagoner Funds PERFORMANCE

Mid-Cap Growth Fund
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  TOTAL RETURN For the periods ended 12/31/00
--------------------------------------------------------------------------------
     ONE YEAR    FIVE YEAR AND AVERAGE ANNUAL SINCE INCEPTION
     (23.28)%                       16.69%


This chart assumes an initial investment of $10,000 made after the close of business on 12/31/95 (Inception date). Returns shown here and in the table are based on net change in NAV assuming reinvestment of distributions. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The S&P MidCap 400 Index is a capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $1,851 million.

Lipper Multi-Cap Growth Funds Index includes funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index.

MID-CAP GROWTH FUND

                      Mid-Cap        S&P MidCap      Lipper Multi-Cap
                    Growth Fund       400 Index     Growth Funds Index

12/31/95              10,000        10,000              10,000
6/30/96               13,600        10,921              11,039
12/31/96              12,390        11,920              11,785
6/30/97               11,380        13,469              13,227
12/31/97              10,670        15,765              14,490
6/30/98               11,420        17,126              16,916
12/31/98              12,430        18,778              18,083
6/30/99               18,640        20,069              20,667
12/31/99              28,202        21,543              26,465
6/30/00               31,837        23,476              28,422
12/31/00              21,635        25,314              23,276

Call toll-free 1-800-228-2121

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Technology Fund
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  TOTAL RETURN For the periods ended 12/31/00
-------------------------------------------------------------------------------
           ONE YEAR     AVERAGE ANNUAL SINCE INCEPTION
           (28.13)%                 62.70%


This chart assumes an initial investment of $10,000 made after the close of business on 12/31/97 (Inception date). Returns shown here and in the table are based on net change in NAV assuming reinvestment of distributions. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley High-Technology 35 Index is a broad-market technology indicator dedicated exclusively to the electronics-based technology sector. The 35 stocks in the Index include the most highly capitalized American companies drawn from 11 technology subsectors: computer and business services, data networking/Internet infrastructure, electronics manufacturing services, enterprise software, Internet and PC software, server and enterprise hardware, PC hardware and data storage, semiconductor capital equipment, semiconductors, technical software and telecom equipment.

The S&P 500/R Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Science & Technology Funds Index includes the largest 30 funds in the group which, by prospectus or portfolio practice, invest 65% of their equity portfolios in science and technology stocks.

TECHNOLOGY FUND
                             Morgan Stanley      S&P 500/R    Lipper Science &
             Technology      High-Technology       Composite   Technology Funds
                Fund            35 Index        Stock Index         Index

12/31/97       10,000           10,000            10,000            10,000
6/30/98        14,110           13,323            11,771            11,746
12/31/98       18,510           19,569            12,858            14,694
6/30/99        35,320           25,963            14,450            18,712
12/31/99       59,927           41,267            15,564            31,432
6/30/00        65,890           45,560            15,497            34,238
12/31/00       43,070           29,990            14,146            21,917

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Van Wagoner Funds PERFORMANCE

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Van Wagoner Funds PERFORMANCE
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Post-Venture Fund
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  TOTAL RETURN For the periods ended 12/31/00
-------------------------------------------------------------------------------
          ONE YEAR      AVERAGE ANNUAL SINCE INCEPTION
          (30.31)%                  29.80%


This chart assumes an initial investment of $10,000 made after the close of business on 12/31/96 (Inception date). Returns shown here and in the table are based on net change in NAV assuming reinvestment of distributions. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The Nasdaq Industrial Index tracks the performance of domestic common stocks traded on the regular Nasdaq market and which are classified as industrial companies. As of December 31, 2000, this index included 2,297 companies, including agricultural, mining, construction, manufacturing (electronic components), services and public administration enterprises.

The Lipper Mid-Cap Growth Funds Index includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index.

POST-VENTURE FUND

           Post-Venture     Nasdaq             Lipper Mid-Cap
               Fund     Industrial Index      Growth Funds Index

12/31/96     10,000          10,000                 10,000
6/30/97       9,670          10,686                 10,329
12/31/97      8,780          11,051                 11,134
6/30/98      10,560          12,097                 12,332
12/31/98     12,080          11,849                 12,558
6/30/99      23,500          14,848                 14,591
12/31/99     40,736          20,407                 21,816
6/30/00      42,994          19,218                 22,754
12/31/00     28,388          13,543                 18,296

Call toll-free 1-800-228-2121

Micro-Cap Growth Fund
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  TOTAL RETURN For the periods ended 12/31/00
--------------------------------------------------------------------------------
     ONE YEAR    FIVE YEAR AND AVERAGE ANNUAL SINCE INCEPTION
     (18.23)%                       23.26%


This chart assumes an initial investment of $10,000 made after the close of business on 12/31/95 (Inception date). Returns shown here and in the table are based on net change in NAV assuming reinvestment of distributions. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index is an index of the smallest 2000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry to accurately capture the universe of small-cap stocks.

The Lipper Small-Cap Growth Funds Index includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

MICRO-CAP GROWTH FUND

            Micro-Cap          Russell         Lipper Small-Cap
           Growth Fund       2000 Index       Growth Funds Index

12/31/95     10,000            10,000               10,000
6/30/96      13,560            11,036               11,719
12/31/96     12,450            11,649               11,705
6/30/97      11,370            12,838               12,184
12/31/97      9,990            14,254               13,019
6/30/98      10,430            14,957               13,960
12/31/98     11,300            13,891               13,145
6/30/99      20,050            15,181               14,529
12/31/99     34,790            16,844               21,185
6/30/00      42,400            17,356               23,641
12/31/00     28,447            16,335               19,439

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Van Wagoner Funds PERFORMANCE

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Van Wagoner Funds PERFORMANCE
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Emerging Growth Fund
--------------------------------------------------------------------------------

  TOTAL RETURN For the periods ended 12/31/00
--------------------------------------------------------------------------------
     ONE YEAR    FIVE YEAR AND AVERAGE ANNUAL SINCE INCEPTION
     (20.90)%                       27.66%

This chart assumes an initial investment of $10,000 made after the close of business on 12/31/95 (Inception date). Returns shown here and in the table are based on net change in NAV assuming reinvestment of distributions. Performance figures reflect fee waivers in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.
The Nasdaq Industrial Index tracks the performance of domestic common stocks traded on the regular Nasdaq market and which are classified as industrial companies. As of December 31, 2000, this index included 2,297 companies, including agricultural, mining, construction, manufacturing (electronic components), services and public administration enterprises.

The Lipper Mid-Cap Growth Funds Index includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index.

EMERGING GROWTH FUND

               Emerging            Nasdaq               Lipper Mid-Cap
             Growth Fund      Industrial Index        Growth Funds Index

12/31/95      10,000              10,000                   10,000
6/30/96       14,970              11,538                   11,440
12/31/96      12,690              11,557                   11,346
6/30/97       11,490              12,360                   11,719
12/31/97      10,150              12,772                   12,632
6/30/98       10,310              13,980                   13,991
12/31/98      10,960              13,694                   14,249
6/30/99       22,530              17,160                   16,554
12/31/99      42,870              23,584                   24,751
6/30/00       50,540              22,210                   25,815
12/31/00      33,910              15,652                   20,758

Call toll-free 1-800-228-2121

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Van Wagoner Funds SCHEDULE OF INVESTMENTS
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VAN WAGONER MID-CAP GROWTH FUND December 31, 2000
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NUMBER
OF SHARES                                   VALUE
---------------------------------------------------

COMMON AND PREFERRED STOCKS  97.45%

           COMMERCIAL SERVICES -
           SECURITY/SAFETY  0.80%
  12,500   Check Point Software
               Technologies Ltd.<F1>    $ 1,669,531
                                        -----------

           COMPUTER SOFTWARE -
           EDUCATION  0.62%
 172,872   Docent, Inc.<F1><F2>           1,291,198
                                        -----------

           COMPUTER SOFTWARE -
           ENTERPRISE  27.59%
 100,000   Actuate Corp.<F1>              1,912,500
 270,000   Ariba, Inc.<F1>               14,478,750
 133,414   Authoria, Inc.<F1><F3>         1,041,963
  85,000   Informatica Corp.<F1>          3,362,813
 324,228   Interwoven, Inc.<F1>          21,378,784
 170,000   IntraNet Solutions, Inc.<F1>   8,670,000
  30,050   MatrixOne, Inc.<F1>              546,534
  32,500   Micromuse, Inc.<F1>            1,961,681
  74,400   TellMe Networks, Inc.<F1><F3>  1,090,101
  30,000   TIBCO Software, Inc.<F1>       1,438,125
  17,500   webMethods, Inc.<F1>           1,556,406
                                        -----------
                                         57,437,657
                                        -----------

           COMPUTER SOFTWARE -
           INTERNET  10.21%
  70,000   Agile Software Corp.<F1>       3,456,250
 164,159   Blue Pumpkin Software,
            Inc.<F1><F3>                  1,200,002
 240,000   Embarcadero Technologies,
            Inc.<F1>                     10,800,000
  95,000   Netegrity, Inc.<F1>            5,165,625
 355,100   Onvia.com, Inc.<F1>              299,634
 111,000   ScreamingMedia, Inc.<F1>         333,000
                                        -----------
                                         21,254,511
                                        -----------

           COMPUTER SOFTWARE -
           SECURITY  1.29%
  56,300   Quest Software, Inc.<F1>       1,579,919
  35,000   WatchGuard Technologies,
            Inc.<F1>                      1,106,875
                                        -----------
                                          2,686,794
                                        -----------


NUMBER
OF SHARES                                   VALUE
---------------------------------------------------

           COMPUTERS - INTEGRATED
           SYSTEMS  0.89%
  52,011   CopperCom, Inc.<F1><F3>      $   749,999
  20,000   McDATA Corp.<F1>               1,095,000
                                        -----------
                                          1,844,999
                                        -----------

           COMPUTERS -
           LOCAL NETWORKS  8.49%
  80,000   Brocade Communications
              Systems, Inc.<F1>           7,345,000
 110,000   Emulex Corp.<F1>               8,793,125
  27,500   Extreme Networks, Inc.<F1>     1,075,938
 191,489   Top Layer Networks,
            Inc.<F1><F3>                    449,999
                                        -----------
                                         17,664,062
                                        -----------

           COMPUTERS - MEMORY
           DEVICES  1.79%
 111,500   CommVault Systems,
            Inc.<F1><F3>                  1,349,150
 104,956   Datacore Software Corp.<F1><F3>1,066,878
  15,000   VERITAS Software Corp.<F1>     1,312,500
                                        -----------
                                          3,728,528
                                        -----------

           COMPUTERS - SOFTWARE  5.69%
  30,000   BEA Systems, Inc.<F1>          2,019,375
 120,000   i2 Technologies, Inc.<F1>      6,525,000
  69,000   Openwave Systems, Inc.<F1>     3,307,687
                                        -----------
                                         11,852,062
                                        -----------

           ELECTRONICS - MISCELLANEOUS
           COMPONENTS  1.04%
  45,000   RF Micro Devices, Inc.<F1>     1,234,687
  20,000   Sawtek, Inc.<F1>                 923,750
                                        -----------
                                          2,158,437
                                        -----------

           ELECTRONICS - SEMICONDUCTOR
           EQUIPMENT  0.32%
  16,100   JDS Uniphase Corp.<F1>           671,169
                                        -----------

See notes to financial statements.

VANWAGONER.COM

Van Wagoner Funds SCHEDULE OF INVESTMENTS

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Van Wagoner Funds SCHEDULE OF INVESTMENTS
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VAN WAGONER MID-CAP GROWTH FUND (CONT'D.) December 31, 2000
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NUMBER
OF SHARES                                   VALUE
---------------------------------------------------

           ELECTRONICS - SEMICONDUCTOR
           MANUFACTURING  13.81%
  40,000   Applied Micro Circuits
            Corp.<F1>                   $ 3,001,876
 247,600   Bandwidth9, Inc.<F1><F3>       2,277,920
  34,000   Exar Corp.<F1>                 1,053,470
  10,000   PMC-Sierra, Inc.<F1>             786,250
 193,200   Sandcraft, Inc.<F1><F3>          562,212
  12,500   SDL, Inc.<F1>                  1,852,344
 375,000   StorageNetworks, Inc.<F1>      9,304,687
 355,634   Transmeta Corp.<F1><F2>        7,175,129
  70,000   TranSwitch Corp.<F1>           2,738,750
                                        -----------
                                         28,752,638
                                        -----------

           INTERNET - NETWORK
           SECURITY/SOLUTIONS  6.07%
  55,000   Juniper Networks, Inc.<F1>     6,933,438
  82,100   Mirapoint, Inc.<F1><F3>        1,255,309
 260,000   Netigy Corp.<F1><F3>           2,574,000
  64,600   WebTrends Corp.<F1>            1,869,362
                                        -----------
                                         12,632,109
                                        -----------

           MEDICAL - BIOMEDICAL/
           GENETICS  4.68%
  37,500   Abgenix, Inc.<F1>              2,214,844
 106,900   Athersys, Inc.<F1><F3>         1,336,250
  40,000   Curagen Corp.<F1>              1,092,500
  50,000   Genome Therapeutics Corp.<F1>    348,440
  25,000   Genzyme Transgenics Corp.<F1>    357,812
  35,000   Medarex, Inc.<F1>              1,426,250
  14,000   Millennium Pharmaceuticals,
            Inc.<F1>                        866,250
  20,000   Myriad Genetics, Inc.<F1>      1,655,000
   5,200   Protein Design Labs, Inc.<F1>    451,750
                                        -----------
                                          9,749,096
                                        -----------

NUMBER
OF SHARES                                   VALUE
---------------------------------------------------

           TELECOMMUNICATIONS -
           EQUIPMENT  14.16%
  42,500   Anaren Microwave, Inc.<F1>  $  2,855,469
  57,500   Avanex Corp.<F1>               3,424,844
 241,900   Calient Networks, Inc.<F1><F3> 1,747,727
  65,000   Certicom Corp.<F1>             1,324,375
  77,500   CIENA Corp.<F1>                6,296,875
     300   Corvis Corp.<F1>                   7,144
 163,125   Floware Wireless Systems
            Ltd.<F1>                      1,926,914
 703,600   Hyperchip, Inc.<F1><F3>          619,168
  44,458   Kestrel Solutions, Inc.<F1><F3>  578,910
  60,350   Natural Microsystems Corp.<F1>   595,956
 276,100   Nayna Networks, Inc.<F1><F3>   1,242,450
  50,000   Netro Corp.<F1>                  346,875
 253,400   Portera Systems<F1><F3>          848,890
  20,900   Powerwave Technologies,
            Inc.<F1>                      1,222,650
  30,000   Redback Networks, Inc.<F1>     1,230,000
 135,000   Sonus Networks, Inc.<F1>       3,408,750
  30,000   Tellium, Inc.<F1><F3>            900,000
 214,542   Turin Networks, Inc.<F1><F3>     900,004
                                        -----------
                                         29,477,001
                                        -----------

           TOTAL COMMON AND
           PREFERRED STOCKS
           (cost $205,946,535)          202,869,792
                                        -----------

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENT  4.17%

$8,683,896 UMB Bank, n.a.,
           Money Market Fiduciary         8,683,896
                                        -----------

           TOTAL SHORT-TERM INVESTMENT
           (cost $8,683,896)              8,683,896
                                        -----------

           TOTAL INVESTMENTS  101.62%
           (cost $214,630,431)          211,553,688

           Liabilities less Other
            Assets  (1.62)%              (3,374,153)
                                        -----------

NET ASSETS  100.00%                    $208,179,535
                                       ============


See notes to financial statements.

Call toll-free 1-800-228-2121

VAN WAGONER MID-CAP GROWTH FUND (CONT'D.) December 31, 2000
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

<F1>  Non-income producing
<F2>  Security acquired in a private placement transaction; resale may be limited due to certain restrictions. Security is valued under procedures approved by the Board of Directors.
<F3>  The following preferred stocks were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors. At December 31, 2000, the value of the Fund's restricted securities was $21,790,932 or 10.47% of net assets.


SECURITY DESCRIPTION         DATE(S) OF ACQUISITION                   NUMBER OF SHARES              COST
------------------------------------------------------------------------------------------------------------

Athersys, Inc.                      October 00                           106,900                 $1,336,250
Authoria, Inc.                      May 00                               133,414                  1,041,963
Bandwidth9, Inc.                    November 00                          247,600                  2,277,920
Blue Pumpkin Software, Inc.         July 00                              164,159                  1,200,002
Calient Networks, Inc.              December 00                          241,900                  1,747,727
CommVault Systems, Inc.             November 00                          111,500                  1,349,150
CopperCom, Inc.                     July 00                               52,011                    749,999
Datacore Software Corp.             May 00                               104,956                  1,066,878
Hyperchip, Inc.                     September 00                         703,600                    619,168
Kestrel Solutions, Inc.             January 00                            44,458                    578,910
Mirapoint, Inc.                     October 00                            82,100                  1,255,309
Nayna Networks, Inc.                December 00                          276,100                  1,242,450
Netigy Corp.                        August 00                            260,000                  2,575,144
Portera Systems                     September 00                         253,400                    848,890
Sandcraft, Inc.                     December 00                          193,200                    562,212
Tellium, Inc.                       September 00                          30,000                    900,000
TellMe Networks, Inc.               September 00                          74,400                  1,090,101
Top Layer Networks, Inc.             July 00                             191,489                    449,999
Turin Networks, Inc.                 July 00                             214,542                    900,004
------------------------------------------------------------------------------------------------------------


See notes to financial statements.

VANWAGONER.COM

Van Wagoner Funds SCHEDULE OF INVESTMENTS

Van Wagoner Funds SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

VAN WAGONER TECHNOLOGY FUND December 31, 2000
--------------------------------------------------------------------------------

NUMBER
OF SHARES                                   VALUE
---------------------------------------------------

COMMON AND PREFERRED STOCKS  97.58%

           CHEMICALS - SPECIALTY  0.43%
  50,000   Symyx Technologies, Inc.<F1> $ 1,800,000
                                        -----------

           COMMERCIAL SERVICES -
           SECURITY/SAFETY  0.55%
  16,900   Check Point Software
             Technologies Ltd.<F1>        2,257,206
                                        -----------

           COMPUTER SOFTWARE -
           DESKTOP  0.38%
 370,000   Oblix, Inc.<F1><F3>            1,561,659
                                        -----------

           COMPUTER SOFTWARE -
           EDUCATION  0.68%
  48,300   Docent, Inc.<F1>                 422,625
 313,636   Docent, Inc.<F1><F2>           2,373,551
                                        -----------
                                          2,796,176
                                        -----------

           COMPUTER SOFTWARE -
           ENTERPRISE  27.37%
 199,603   Acta Technology, Inc.<F1><F3>  1,431,154
 130,000   Actuate Corp.<F1>              2,486,250
 505,000   Ariba, Inc.<F1>               27,080,625
 196,106   Authoria, Inc.<F1><F3>         1,531,588
   5,111   BindView Development Corp.<F1>    48,076
 140,888   Comergent Technologies,
            Inc.<F1><F3>                  1,211,637
 403,672   DataChannel, Inc.<F1><F3>      2,258,020
 141,990   Event411.com, Inc.<F1><F3>             1
 381,357   Icarian, Inc.<F1><F3>          2,630,372
  57,300   Impresse Corp.<F1><F3>           709,947
 160,000   Informatica Corp.<F1>          6,330,000
 606,274   Interwoven, Inc.<F1>          39,976,192
 310,000   IntraNet Solutions, Inc.<F1>  15,810,000
  59,700   MatrixOne, Inc.<F1>            1,085,794
  47,600   Micromuse, Inc.<F1>            2,873,108
 289,539   OurHouse, Inc.<F1><F3>                 1
 120,000   Pointshare Corp.<F1><F3>               1
     580   Reciprocal, Inc., Common<F1><F3>   1,850
   1,171   Reciprocal, Inc.<F1><F3>         532,524
  91,800   TellMe Networks, Inc.<F1><F3>  1,345,044
  77,250   TIBCO Software, Inc.<F1>       3,703,172
  25,000   webMethods, Inc.<F1>           2,223,438
                                        -----------
                                        113,268,794
                                        -----------
NUMBER
OF SHARES                                 VALUE
---------------------------------------------------

           COMPUTER SOFTWARE -
           INTERNET  9.52%
 120,000   Agile Software Corp.<F1>    $  5,925,000
 343,973   Blue Pumpkin Software,
            Inc.<F1><F3>                  2,514,443
 460,000   Embarcadero Technologies,
            Inc.<F1>                     20,700,000
 120,000   MaMaMedia, Inc.<F1><F3>                1
 146,000   Netegrity, Inc.<F1>            7,938,750
 665,750   Onvia.com, Inc.<F1>              561,760
 329,900   Screaming Media, Inc.<F1>        989,700
 278,871   Screaming Media, Inc.<F1><F2>    773,601
                                        -----------
                                         39,403,255
                                        -----------

           COMPUTER SOFTWARE -
           SECURITY  1.01%
  81,100   Quest Software, Inc.<F1>       2,275,869
  60,000   WatchGuard Technologies,
            Inc.<F1>                      1,897,500
                                        -----------
                                          4,173,369
                                        -----------

           COMPUTERS - INTEGRATED
           SYSTEMS  0.86%
 104,022   CopperCom, Inc.<F1><F3>        1,499,997
  38,000   McDATA Corp.<F1>               2,080,500
                                        -----------
                                          3,580,497
                                        -----------

           COMPUTERS - LOCAL
           NETWORKS  7.42%
 123,442   Anda Networks, Inc.<F1><F3>    1,693,624
 100,000   Brocade Communications
            Systems, Inc.<F1>             9,181,250
 191,200   Emulex Corp.<F1>              15,284,050
  60,000   Extreme Networks, Inc.<F1>     2,347,500
 164,877   Sitara Networks, Inc.<F1><F3>  1,073,349
 481,596   Top Layer Networks,
            Inc.<F1><F3>                  1,131,751
                                        -----------
                                         30,711,524
                                        -----------

           COMPUTERS - MEMORY
           DEVICES  2.46%
 367,984   CommVault Systems,
            Inc.<F1><F3>                  3,091,845
 108,692   Datacore Software
            Corp.<F1><F3>                 1,104,854
  60,000   EMC Corp.<F1>                  3,990,000
  22,662   VERITAS Software Corp.<F1>     1,982,925
                                        -----------
                                         10,169,624
                                        -----------

           COMPUTERS - MINI/MICRO  1.01%
 150,000   Sun Microsystems, Inc.<F1>     4,181,250
                                        -----------
See notes to financial statements.

Call toll-free 1-800-228-2121

VAN WAGONER TECHNOLOGY FUND (CONT'D.) December 31, 2000
--------------------------------------------------------------------------------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
           COMPUTERS - SOFTWARE  5.28%
  50,000   BEA Systems, Inc.<F1>        $ 3,365,625
 225,000   i2 Technologies, Inc.<F1>     12,234,375
 130,000   Openwave Systems, Inc.<F1>     6,231,891
                                        -----------
                                         21,831,891
                                        -----------

           ELECTRONICS - MISCELLANEOUS
           COMPONENTS   1.04%
  85,000   RF Micro Devices, Inc.<F1>     2,332,187
  42,500   Sawtek, Inc.<F1>               1,962,969
                                        -----------
                                          4,295,156
                                        -----------

           ELECTRONICS - SEMICONDUCTOR
           EQUIPMENT  0.31%
  30,800   JDS Uniphase Corp.<F1>         1,283,975
                                        -----------

           ELECTRONICS - SEMICONDUCTOR
           MANUFACTURING  10.67%
  75,000   Applied Micro Circuits
            Corp.<F1>                     5,628,518
 386,300   Bandwidth9, Inc.<F1><F3>       3,553,960
  70,000   Exar Corp.<F1>                 2,168,908
  20,000   PMC-Sierra, Inc.<F1>           1,572,500
 314,100   Sandcraft, Inc.<F1><F3>          914,031
  23,700   SDL, Inc.<F1>                  3,512,044
 660,000   StorageNetworks, Inc.<F1>     16,376,250
  37,000   Transmeta Corp.<F1>              869,500
 230,752   Transmeta Corp.<F1><F2>        4,655,560
 125,000   TranSwitch Corp.<F1>           4,890,625
                                        -----------
                                         44,141,896
                                        -----------

           INTERNET - NETWORK SECURITY/
           SOLUTIONS  4.67%
  92,500   Juniper Networks, Inc.<F1>    11,660,781
 169,200   Mirapoint, Inc.<F1><F3>        2,587,068
 205,000   Netigy Corp.<F1><F3>           2,029,500
 105,000   WebTrends Corp.<F1>            3,038,438
                                        -----------
                                         19,315,787
                                        -----------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
           INTERNET - SERVICE PROVIDER/
           CONTENT  0.01%
  47,083   iBEAM Broadcasting Corp.<F1>  $   50,025
  10,670   iBEAM Broadcasting
            Corp.<F1><F2>                     9,513
                                        -----------
                                             59,538
                                        -----------

           LEISURE - PHOTOGRAPHY
           EQUIPMENT  0.05%
 231,420   Lexar Media, Inc.<F1><F2>        207,075
                                        -----------

           MEDICAL - BIOMEDICAL/
           GENETICS  5.91%
  35,000   Abgenix, Inc.<F1>              2,067,188
 281,176   Athersys, Inc.<F1><F3>         3,482,562
  77,500   Curagen Corp.<F1>              2,116,719
 120,350   Genome Therapeutics Corp.<F1>    838,695
 105,200   Genomic Solutions, Inc.<F1>      802,150
  70,000   Genzyme Transgenics Corp.<F1>  1,001,875
  80,000   Medarex, Inc.<F1>              3,260,000
  75,200   Millennium Pharmaceuticals,
            Inc.<F1>                      4,653,000
  45,000   Myriad Genetics, Inc.<F1>      3,723,750
  89,400   Paradigm Genetics, Inc.<F1>      894,000
  18,500   Protein Design Labs, Inc.<F1>  1,607,187
                                        -----------
                                         24,447,126
                                        -----------

           MEDICAL - PRODUCTS  0.63%
 615,285   Cardiac Pathways Corp.<F1>
                                 <F2>     2,614,961
                                        -----------

           PHARMACEUTICALS  0.26%
  49,600   ImmunoGen, Inc.<F1>            1,063,300
                                        -----------

See notes to financial statements.

VANWAGONER.COM

Van Wagoner Funds SCHEDULE OF INVESTMENTS

Van Wagoner Funds SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

VAN WAGONER TECHNOLOGY FUND (CONT'D.) December 31, 2000
--------------------------------------------------------------------------------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
           TELECOMMUNICATIONS -
           EQUIPMENT  16.71%
 130,000   Anaren Microwave, Inc.<F1>   $ 8,734,375
 106,150   Avanex Corp.<F1>               6,322,559
 448,300   Calient Networks,
            Inc.<F1><F3>                  3,238,968
 115,000   Certicom Corp.<F1>             2,343,125
 120,000   CIENA Corp.<F1>                9,750,000
     100   Corvis Corp.<F1>                   2,381
 172,776   Corvis Corp.<F1><F2>           4,001,423
 234,900   Floware Wireless Systems
            Ltd.<F1>                      2,774,756
  96,000   Floware Wireless Systems
            Ltd.<F1><F2>                  1,098,970
 795,361   Hyperchip, Inc.<F1><F3>          699,918
  95,765   Kestrel Solutions,
            Inc.<F1><F3>                  1,247,004
  91,232   Mahi Networks, Inc.<F1><F3>      328,435
 129,000   Natural Microsystems Corp.<F1> 1,273,875
 575,500   Nayna Networks, Inc.<F1><F3>   2,589,750
  70,000   Netro Corp.<F1>                  485,625
 140,000   Nokia Ab ADR                   6,090,000
 856,302   Portera Systems<F1><F3>        2,868,612
  34,250   Powerwave Technologies,
            Inc.<F1>                      2,003,625
  52,500   Redback Networks, Inc.<F1>     2,152,500
 245,000   Sonus Networks, Inc.<F1>       6,186,250
  60,000   Tellium, Inc.<F1><F3>          1,800,000
 429,082   Turin Networks, Inc.<F1><F3>   1,799,999
 400,085   Vertical Networks,
            Inc.<F1><F3>                  1,352,287
                                        -----------
                                         69,144,437
                                        -----------

           TELECOMMUNICATIONS -
           SERVICES  0.35%
  75,874   Arbinet Holdings,
            Inc.<F1><F3>                  1,466,644
                                        -----------

           TOTAL COMMON AND
           PREFERRED STOCKS
           (cost $386,874,405)          403,775,140
                                        -----------

PRINCIPAL
AMOUNT                                     VALUE
---------------------------------------------------
SHORT-TERM INVESTMENT  2.17%

$8,965,137 UMB Bank, n.a.,
           Money Market Fiduciary       $ 8,965,137
                                        -----------

           TOTAL SHORT-TERM INVESTMENT
           (cost $8,965,137)              8,965,137
                                        -----------

           TOTAL INVESTMENTS   99.75%
           (cost $395,839,542)          412,740,277

           Other Assets less
            Liabilities  0.25%            1,052,951
                                        -----------

NET ASSETS  100.00%                    $413,793,228
                                       ============

See notes to financial statements.

Call toll-free 1-800-228-2121

VAN WAGONER TECHNOLOGY FUND (CONT'D.) December 31, 2000
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

<F1>  Non-income producing
<F2>  Affiliated company - see Note 8
<F3>  Security acquired in a private placement transaction; resale may be limited due to certain restrictions. Security is valued under procedures approved by the Board of Directors.
<F4>  The following preferred stocks (and common stocks where noted) were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors. At December 31, 2000, the value of the Fund's restricted securities was $55,282,400 or 13.36% of net assets.


SECURITY DESCRIPTION           DATE(S) OF ACQUISITION                 NUMBER OF SHARES              COST
-----------------------------------------------------------------------------------------------------------

Acta Technology, Inc.               July 99 - June 00                    199,603                 $1,225,004
Anda Networks, Inc.                 March 00                             123,442                  1,693,624
Arbinet Holdings, Inc.              March 00                              75,874                  1,466,644
Athersys, Inc.                      March 00 - October 00                281,176                  3,482,562
Authoria, Inc.                      May 00                               196,106                  1,531,588
Bandwidth9, Inc.                    November 00                          386,300                  3,553,960
Blue Pumpkin Software, Inc.         March 00 - July 00                   343,973                  2,514,443
Calient Networks, Inc.              December 00                          448,300                  3,238,968
Comergent Technologies, Inc.        January 00                           140,888                  1,211,637
CommVault Systems, Inc.             April 00 - November 00               367,984                  3,091,845
CopperCom, Inc.                     July 00                              104,022                  1,499,997
DataChannel, Inc.                   March 00                             403,672                  2,258,020
Datacore Software Corp.             May 00                               108,692                  1,104,854
Event411.com, Inc.                  June 99 - June 00                    141,990                    734,500
Hyperchip, Inc.                     September 00                         795,361                    699,918
Icarian, Inc.                       March 00                             381,357                  2,630,372
Impresse Corp.                      November 99                           57,300                    709,947
Kestrel Solutions, Inc.             January 00                            95,765                  1,247,004
Mahi Networks, Inc.                 May 00                                91,232                    328,435
MaMaMedia, Inc.                     April 99                             120,000                    648,000
Mirapoint, Inc.                     October 00                           169,200                  2,587,068
Nayna Networks, Inc.                December 00                          575,500                  2,589,750
Netigy Corp.                        August 00                            205,000                  2,030,402
Oblix, Inc.                         August 00                            370,000                  1,561,659
OurHouse, Inc.                      May 99 - April 00                    289,539                  2,940,003
Pointshare Corp.                    September 99                         120,000                    330,000
Portera Systems                     February 00 - September 00           856,302                  3,972,627
Reciprocal, Inc., Common            March 00                                 580                      1,850
Reciprocal, Inc.                    November 99                            1,171                    532,524
Sandcraft, Inc.                     October 99 - December 00             314,100                    828,231
Sitara Networks, Inc.               July 99 - June 00                    164,877                    847,249
Tellium, Inc.                       September 00                          60,000                  1,800,000
TellMe Networks, Inc.               September 00                          91,800                  1,345,054
Top Layer Networks, Inc.            August 99 - July 00                  481,596                    969,801
Turin Networks, Inc.                July 00                              429,082                  1,799,999
Vertical Networks, Inc.             May 99 - February 00                 400,085                    938,287
-----------------------------------------------------------------------------------------------------------
See notes to financial statements.


VANWAGONER.COM

Van Wagoner Funds SCHEDULE OF INVESTMENTS

Van Wagoner Funds SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

VAN WAGONER POST-VENTURE FUND December 31, 2000
--------------------------------------------------------------------------------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
COMMON AND PREFERRED STOCKS  99.10%

           CHEMICALS - SPECIALTY  0.54%
  72,000   Symyx Technologies, Inc.<F1> $ 2,592,000
                                        -----------

           COMMERCIAL SERVICES -
           SECURITY/SAFETY  0.57%
  20,450   Check Point Software
             Technologies Ltd.<F1>        2,731,353
                                        -----------

           COMPUTER SOFTWARE -
           DESKTOP  0.39%
 445,000   Oblix, Inc.<F1><F4>            1,878,212
                                        -----------

           COMPUTER SOFTWARE -
           EDUCATION  0.65%
  58,500   Docent, Inc.<F1>                 511,875
 349,746   Docent, Inc.<F1><F2>           2,644,044
                                        -----------
                                          3,155,919
                                        -----------

           COMPUTER SOFTWARE -
           ENTERPRISE  28.71%
 226,331   Acta Technology, Inc.<F1><F4>  1,622,793
 175,000   Actuate Corp.<F1>              3,346,875
 620,000   Ariba, Inc.<F1>               33,247,500
 206,968   Authoria, Inc.<F1><F4>         1,616,420
   5,623   BindView Development Corp.<F1>    52,893
 124,968   Comergent Technologies,
            Inc.<F1><F4>                  1,074,725
 436,424   DataChannel, Inc.<F1><F4>      2,441,225
 141,535   Event411.com, Inc.<F1><F4>             1
 422,640   Icarian, Inc.<F1><F4>          2,915,117
  48,600   Impresse Corp.<F1><F4>           602,154
 185,000   Informatica Corp.<F1>          7,319,063
 739,770   Interwoven, Inc.<F1>          48,778,585
 405,000   IntraNet Solutions, Inc.<F1>  20,655,000
  70,750   MatrixOne, Inc.<F1>            1,286,766
  65,000   Micromuse, Inc.<F1>            3,923,361
 318,494   OurHouse, Inc.<F1><F4>                 1
 140,000   Pointshare Corp.<F1><F4>               1
     491   Reciprocal, Inc., Common<F1><F4>   1,567
     993   Reciprocal, Inc.<F1><F4>         451,577
 107,500   TellMe Networks, Inc.<F1><F4>  1,575,079
  93,600   TIBCO Software, Inc.<F1>       4,486,950
  32,500   webMethods, Inc.<F1>           2,890,469
                                        -----------
                                        138,288,122
                                        -----------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
           COMPUTER SOFTWARE -
           INTERNET  10.06%
 155,000   Agile Software Corp.<F1>     $ 7,653,125
 410,902   Blue Pumpkin Software,
            Inc.<F1><F4>                  3,003,694
 550,000   Embarcadero Technologies,
            Inc.<F1>                     24,750,000
 155,000   MaMaMedia, Inc.<F1><F4>                1
 190,000   Netegrity, Inc.<F1>           10,331,250
 315,850   Onvia.com, Inc.<F1>              266,514
 520,000   Screaming Media, Inc.<F1>      1,560,000
 316,571   Screaming Media, Inc.<F1><F3>    877,039
                                        -----------
                                         48,441,623
                                        -----------

           COMPUTER SOFTWARE -
           SECURITY  1.13%
 109,200   Quest Software, Inc.<F1>       3,064,425
  75,000   WatchGuard Technologies,
            Inc.<F1>                      2,371,875
                                        -----------
                                          5,436,300
                                        -----------

           COMPUTERS - INTEGRATED
           SYSTEMS  0.93%
 121,359   CopperCom, Inc.<F1><F4>        1,749,997
  50,000   McDATA Corp.<F1>               2,737,500
                                        -----------
                                          4,487,497
                                        -----------

           COMPUTERS - LOCAL
           NETWORKS  8.81%
 134,403   Anda Networks, Inc.<F1><F4>    1,844,009
 170,000   Brocade Communications
             Systems, Inc.<F1>           15,608,125
 246,200   Emulex Corp.<F1>              19,680,613
  70,000   Extreme Networks, Inc.<F1>     2,738,750
 183,733   Sitara Networks, Inc.<F1><F4>  1,196,102
 587,872   Top Layer Networks,
            Inc.<F1><F4>                  1,381,499
                                        -----------
                                         42,449,098
                                        -----------

           COMPUTERS - MEMORY
           DEVICES  1.46%
 373,014   CommVault Systems,
            Inc.<F1><F4>                  3,309,809
 109,600   Datacore Software
            Corp.<F1><F4>                 1,114,084
  30,000   VERITAS Software Corp.<F1>     2,625,000
                                        -----------
                                          7,048,893
                                        -----------
See notes to financial statements.

Call toll-free 1-800-228-2121

VAN WAGONER POST-VENTURE FUND (CONT'D.) December 31, 2000
--------------------------------------------------------------------------------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
           COMPUTERS - SOFTWARE  5.49%
  65,000   BEA Systems, Inc.<F1>       $  4,375,313
 270,000   i2 Technologies, Inc.<F1>     14,681,250
 153,800   Openwave Systems, Inc.<F1>     7,372,787
                                        -----------
                                         26,429,350
                                        -----------

           ELECTRONICS - MISCELLANEOUS
           COMPONENTS  1.08%
 105,000   RF Micro Devices, Inc.<F1>     2,880,937
  50,000   Sawtek, Inc.<F1>               2,309,375
                                        -----------
                                          5,190,312
                                        -----------

           ELECTRONICS - SEMICONDUCTOR
           EQUIPMENT  0.28%
  32,600   JDS Uniphase Corp.<F1>         1,359,012
                                        -----------

           ELECTRONICS - SEMICONDUCTOR
           MANUFACTURING  11.53%
  97,500   Applied Micro Circuits
            Corp.<F1>                     7,317,073
 459,300   Bandwidth9, Inc.<F1><F4>       4,225,560
  85,000   Exar Corp.<F1>                 2,633,674
  20,000   PMC-Sierra, Inc.<F1>           1,572,500
 371,600   Sandcraft, Inc.<F1><F4>        1,081,356
  30,000   SDL, Inc.<F1>                  4,445,625
 825,000   StorageNetworks, Inc.<F1>     20,470,313
  50,000   Transmeta Corp.<F1>            1,175,000
 306,882   Transmeta Corp.<F1><F3>        6,191,528
 165,000   TranSwitch Corp.<F1>           6,455,625
                                        -----------
                                         55,568,254
                                        -----------

           INTERNET - NETWORK
           SECURITY/SOLUTIONS  4.93%
 112,500   Juniper Networks, Inc.<F1>    14,182,031
 204,500   Mirapoint, Inc.<F1><F4>        3,126,805
 255,000   Netigy Corp.<F1><F4>           2,524,500
 135,000   WebTrends Corp.<F1>            3,906,563
                                        -----------
                                         23,739,899
                                        -----------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------

           INTERNET SERVICE
           PROVIDER/CONTENT  0.01%
  50,922   iBEAM Broadcasting Corp.<F1> $    54,105
  11,547   iBEAM Broadcasting
            Corp.<F1><F3>                    10,294
                                        -----------
                                             64,399
                                        -----------

           LEISURE - PHOTOGRAPHY
           EQUIPMENT  0.05%
 253,460   Lexar Media, Inc.<F1><F3>        226,796
                                        -----------

           MEDICAL - BIOMEDICAL/
           GENETICS  5.62%
  55,000   Abgenix, Inc.<F1>              3,248,437
 322,519   Athersys, Inc.<F1><F4>         3,996,878
  90,000   Curagen Corp.<F1>              2,458,125
 135,650   Genome Therapeutics Corp.<F1>    945,318
 105,650   Genomic Solutions, Inc.<F1>      805,581
  80,000   Genzyme Transgenics Corp.<F1>  1,145,000
 100,000   Medarex, Inc.<F1>              4,075,000
  49,600   Millennium Pharmaceuticals,
            Inc.<F1>                      3,069,000
  55,000   Myriad Genetics, Inc.<F1>      4,551,250
  89,800   Paradigm Genetics, Inc.<F1>      898,000
  21,400   Protein Design Labs, Inc.<F1>  1,859,125
                                        -----------
                                         27,051,714
                                        -----------

           MEDICAL - PRODUCTS  0.58%
 661,118   Cardiac Pathways Corp.<F1>     2,809,751
                                  <F2>  -----------

           PHARMACEUTICALS  0.26%
  58,650   ImmunoGen, Inc.<F1>            1,257,309
                                        -----------
See notes to financial statements

VANWAGONER.COM

Van Wagoner Funds SCHEDULE OF INVESTMENTS

Van Wagoner Funds SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

VAN WAGONER POST-VENTURE FUND (CONT'D.) December 31, 2000
--------------------------------------------------------------------------------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
           TELECOMMUNICATIONS -
           EQUIPMENT  15.69%
 165,000   Anaren Microwave, Inc.<F1>  $ 11,085,937
 130,000   Avanex Corp.<F1>               7,743,125
 528,500   Calient Networks, Inc.<F1><F4> 3,818,413
 140,000   Certicom Corp.<F1>             2,852,500
 160,000   CIENA Corp.<F1>               13,000,000
     100   Corvis Corp.<F1>                   2,381
 163,848   Corvis Corp.<F1><F3>           3,794,654
 315,000   Floware Wireless Systems
            Ltd.<F1>                      3,720,937
 104,200   Floware Wireless Systems
            Ltd.<F1><F3>                  1,192,840
 880,700   Hyperchip, Inc.<F1><F4>          775,016
  78,930   Kestrel Solutions,
            Inc.<F1><F4>                  1,027,787
  94,502   Mahi Networks, Inc.<F1><F4>      340,207
 150,650   Natural Microsystems Corp.<F1> 1,487,669
 664,200   Nayna Networks, Inc.<F1><F4>   2,988,900
  77,143   Netro Corp.<F1>                  535,180
 827,739   Portera Systems<F1><F4>        2,772,926
  38,100   Powerwave Technologies,
            Inc.<F1>                      2,228,850
  80,000   Redback Networks, Inc.<F1>     3,280,000
 285,000   Sonus Networks, Inc.<F1>       7,196,250
  70,700   Tellium, Inc.<F1><F4>          2,121,000
 500,596   Turin Networks,
            Inc.<F1><F4>                  2,100,000
 455,791   Vertical Networks,
            Inc.<F1><F4>                  1,540,574
                                        -----------
                                         75,605,146
                                        -----------

          TELECOMMUNICATIONS -
          SERVICES  0.33%
  83,108  Arbinet Holdings, Inc.<F1><F4>  1,606,478
                                        -----------

          TOTAL COMMON AND
          PREFERRED STOCKS
          (cost $458,827,574)           477,417,437
                                        -----------

PRINCIPAL
AMOUNT                                     VALUE
---------------------------------------------------
SHORT-TERM INVESTMENT  2.45%

$11,806,603 UMB Bank, n.a.,
            Money Market Fiduciary    $  11,806,603
                                        -----------

            TOTAL SHORT-TERM INVESTMENT
            (cost $11,806,603)           11,806,603
                                        -----------

            TOTAL INVESTMENTS  101.55%
            (cost $470,634,177)         489,224,040

            Liabilities less Other
            Assets (1.55)%               (7,487,569)
                                        -----------

NET ASSETS  100.00%                    $481,736,471
                                       ============

See notes to financial statements.

Call toll-free 1-800-228-2121

VAN WAGONER POST-VENTURE FUND (CONT'D.) December 31, 2000

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

<F1>  Non-income producing
<F2>  Affiliated company - see Note 8
<F3>  Security acquired in a private placement transaction; resale may be limited due to certain restrictions. Security is valued under procedures approved by the Board of Directors.
<F4>  The following preferred stocks (and common stocks where noted) were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions.
      These securities are valued at their fair value under procedures approved by the Board of Directors. At December 31, 2000, the value of the Fund's restricted securities was $61,824,467 or 12.83% of net assets.


SECURITY DESCRIPTION           DATE(S) OF ACQUISITION                 NUMBER OF SHARES              COST
-----------------------------------------------------------------------------------------------------------

Acta Technology, Inc.               July 99 - June 00                    226,331                 $1,362,393
Anda Networks, Inc.                 March 00                             134,403                  1,844,009
Arbinet Holdings, Inc.              March 00                              83,108                  1,606,478
Athersys, Inc.                      March 00 - October 00                322,519                  3,996,878
Authoria, Inc.                      May 00                               206,968                  1,616,420
Bandwidth9, Inc.                    November 00                          459,300                  4,225,560
Blue Pumpkin Software, Inc.         March 00 - July 00                   410,902                  3,003,694
Calient Networks, Inc.              December 00                          528,500                  3,818,413
Comergent Technologies, Inc.        January 00                           124,968                  1,074,725
CommVault Systems, Inc.             April 00 - November 00               373,014                  3,309,809
CopperCom, Inc.                     July 00                              121,359                  1,749,997
DataChannel, Inc.                   March 00                             436,424                  2,441,225
Datacore Software Corp.             May 00                               109,600                  1,114,084
Event411.com, Inc.                  June 99 - June 00                    141,535                    845,501
Hyperchip, Inc.                     September 00                         880,700                    775,016
Icarian, Inc.                       March 00                             422,640                  2,915,117
Impresse Corp.                      November 99                           48,600                    602,154
Kestrel Solutions, Inc.             January 00                            78,930                  1,027,787
Mahi Networks, Inc.                 May 00                                94,502                    340,207
MaMaMedia, Inc.                     April 99                             155,000                    837,000
Mirapoint, Inc.                     October 00                           204,500                  3,126,805
Nayna Networks, Inc.                December 00                          664,200                  2,988,900
Netigy Corp.                        August 00                            255,000                  2,525,622
Oblix, Inc.                         August 00                            445,000                  1,878,212
OurHouse, Inc.                      May 99 - April 00                    318,494                  3,234,005
Pointshare Corp.                    September 99                         140,000                    385,000
Portera Systems                     February 00 - September 00           827,739                  3,772,541
Reciprocal, Inc., Common            March 00                                 491                      1,567
Reciprocal, Inc.                    November 99                              993                    451,577
Sandcraft, Inc.                     October 99 - December 00             371,600                    995,556
Sitara Networks, Inc.               July 99 - June 00                    183,733                    903,502
Tellium, Inc.                       September 00                          70,700                  2,121,000
TellMe Networks, Inc.               September 00                         107,500                  1,575,090
Top Layer Networks, Inc.            August 99 - July 00                  587,872                  1,152,399
Turin Networks, Inc.                July 00                              500,596                  2,100,000
Vertical Networks, Inc.             May 99 - February 00                 455,791                  1,057,574
-----------------------------------------------------------------------------------------------------------
See notes to financial statements.


VANWAGONER.COM

Van Wagoner Funds SCHEDULE OF INVESTMENTS

Van Wagoner Funds SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

VAN WAGONER MICRO-CAP GROWTH FUND December 31, 2000
--------------------------------------------------------------------------------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
COMMON AND PREFERRED STOCKS  89.67%

           AEROSPACE  0.73%
  70,000   Herley Industries, Inc.<F1> $  1,163,750
                                        -----------

           CHEMICALS - SPECIALTY  1.02%
  45,000   Symyx Technologies, Inc.<F1>   1,620,000
                                        -----------

           COMPUTER SOFTWARE -
           DESKTOP  0.33%
 125,000   Oblix, Inc.<F1><F4>              527,588
                                        -----------

           COMPUTER SOFTWARE -
           EDUCATION  0.60%
  19,200   Docent, Inc.<F1>                 168,000
 102,882   Docent, Inc.<F1><F3>             780,969
                                        -----------
                                            948,969
                                        -----------

           COMPUTER SOFTWARE -
           ENTERPRISE  20.76%
 104,066   Acta Technology, Inc.<F1><F4>    746,153
 200,000   Actuate Corp.<F1>              3,825,000
 150,000   Ariba, Inc.<F1>                8,043,750
  28,010   Authoria, Inc.<F1><F4>           218,758
   5,963   BindView Development Corp.<F1>    56,090
  71,386   Comergent Technologies,
            Inc.<F1><F4>                    613,920
 182,347   DataChannel, Inc.<F1><F4>      1,019,994
  13,000   Event411.com, Inc.<F1><F4>             1
 189,694   Icarian, Inc.<F1><F4>          1,308,395
  70,400   Impresse Corp.<F1><F4>           872,256
  25,000   Informatica Corp.<F1>            989,063
  56,000   Interwoven, Inc.<F1>           3,692,500
 120,000   IntraNet Solutions, Inc.<F1>   6,120,000
  60,000   MatrixOne, Inc.<F1>            1,091,250
  20,000   Micromuse, Inc.<F1>            1,207,188
 260,585   OurHouse, Inc.<F1><F4>                 1
 160,000   Pointshare Corp.<F1><F4>               1
     713   Reciprocal, Inc., Common<F1><F4>   2,275
   1,438   Reciprocal, Inc.<F1><F4>         653,945
 100,000   SeeBeyond Technology Corp.<F1> 1,025,000
  37,200   TellMe Networks, Inc.<F1><F4>    545,051
  10,000   webMethods, Inc.<F1>             889,375
                                        -----------
                                         32,919,966
                                        -----------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
           COMPUTER SOFTWARE -
           INTERNET  13.13%
 144,422   Blue Pumpkin Software,
            Inc.<F1><F4>                 $1,055,725
 100,000   CrossWorlds Software, Inc.<F1>   412,500
 200,000   Embarcadero Technologies,
            Inc.<F1>                      9,000,000
 140,000   I-Many, Inc.<F1>               1,741,250
 120,000   MaMaMedia, Inc.<F1><F4>                1
  90,000   Netegrity, Inc.<F1>            4,893,750
  23,500   Screaming Media, Inc.<F1>         70,500
 161,905   Screaming Media, Inc.<F1><F3>    469,265
  85,000   Support.com, Inc.<F1>          1,721,250
 115,000   Versata, Inc.<F1>              1,027,812
  80,000   Virage, Inc.<F1>                 430,000
                                        -----------
                                         20,822,053
                                        -----------
           COMPUTER SOFTWARE -
           SECURITY  3.11%
  90,000   Computer Access Technology
            Corp.<F1>                       922,500
  40,000   Descartes Systems Group, Inc.
            (The)<F1>                       960,000
  55,000   Resonate, Inc.<F1>               522,500
  80,000   WatchGuard Technologies,
            Inc.<F1>                      2,530,000
                                        -----------
                                          4,935,000
                                        -----------
           COMPUTERS - INTEGRATED
           SYSTEMS  0.68%
  40,000   Adept Technology, Inc.<F1>       580,000
  34,674   CopperCom, Inc.<F1><F4>          499,999
                                        -----------
                                          1,079,999
                                        -----------

           COMPUTERS - LOCAL
           NETWORKS  4.36%
  55,453   Anda Networks, Inc.<F1><F4>      760,815
  45,000   Emulex Corp.<F1>               3,597,188
  75,000   OPNET Technologies, Inc.<F1>   1,129,687
 100,000   Sitara Networks, Inc.<F1><F4>    651,000
 330,000   Top Layer Networks,
            Inc.<F1><F4>                    775,500
                                        -----------
                                          6,914,190
                                        -----------

           COMPUTERS - MEMORY
           DEVICES  0.67%
 116,030   CommVault Systems,
            Inc.<F1><F4>                  1,046,522
   2,316   Datacore Software
            Corp.<F1><F4>                    23,542
                                        -----------
                                          1,070,064
                                        -----------

See notes to financial statements.

Call toll-free 1-800-228-2121

VAN WAGONER MICRO-CAP GROWTH FUND (CONT'D.) December 31, 2000
--------------------------------------------------------------------------------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
           ELECTRONICS - MISCELLANEOUS
           COMPONENTS  0.81%
  30,000   RF Micro Devices, Inc.<F1>  $    823,125
  10,000   Sawtek, Inc.<F1>                 461,875
                                        -----------
                                          1,285,000
                                        -----------

           ELECTRONICS - SEMICONDUCTOR
           EQUIPMENT  0.71%
  50,000   Photon Dynamics, Inc.<F1>      1,125,000
                                        -----------

           ELECTRONICS - SEMICONDUCTOR
           MANUFACTURING  9.83%
 117,700   Bandwidth9, Inc.<F1><F4>       1,082,840
  80,000   Exar Corp.<F1>                 2,478,752
 225,000   Sandcraft, Inc.<F1><F4>          654,750
 220,000   StorageNetworks, Inc.<F1>      5,458,750
 292,860   Transmeta Corp.<F1><F3>        5,908,626
                                        -----------
                                         15,583,718
                                        -----------

           INTERNET - NETWORK
           SECURITY/SOLUTIONS  0.80%
  45,500   Mirapoint, Inc.<F1><F4>          695,695
  20,000   WebTrends Corp.<F1>              578,750
                                        -----------
                                          1,274,445
                                        -----------

           INTERNET SERVICE
           PROVIDER/CONTENT  0.02%
  23,879   iBEAM Broadcasting Corp.<F1>      25,371
   5,414   iBEAM Broadcasting
            Corp.<F1><F3>                     4,827
                                        -----------
                                             30,198
                                        -----------

           LEISURE - PHOTOGRAPHY
           EQUIPMENT  0.17%
 297,540   Lexar Media, Inc.<F1><F3>        266,239
                                        -----------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
           MEDICAL - BIOMEDICAL/
           GENETICS  7.29%
  25,000   Abgenix, Inc.<F1>           $  1,476,563
  88,744   Athersys, Inc.<F1><F4>         1,094,828
  20,000   Cephalon, Inc.<F1>             1,266,250
  85,000   Genomic Solutions, Inc.<F1>      648,125
  55,000   Genzyme Transgenics Corp.<F1>    787,187
  35,000   Illumina, Inc.<F1>               562,187
  35,000   Medarex, Inc.<F1>              1,426,250
  15,000   Myriad Genetics, Inc.<F1>      1,241,250
  75,000   Orchid Biosciences, Inc.<F1>   1,050,000
  70,000   Paradigm Genetics, Inc.<F1>      700,000
  15,000   Protein Design Labs, Inc.<F1>  1,303,125
                                        -----------
                                         11,555,765
                                        -----------

           MEDICAL - INSTRUMENTS  0.54%
 100,000   Intuitive Surgical, Inc.<F1>     850,000
                                        -----------

           MEDICAL - PRODUCTS  3.82%
 100,000   ATS Medical, Inc.<F1>          1,418,750
 726,006   Cardiac Pathways Corp.<F1>     3,085,526
                                 <F2>
 100,000   Endocare, Inc.<F1>             1,275,000
  26,000   Meridian Medical
            Technologies, Inc.<F1>          286,000
                                        -----------
                                          6,065,276
                                        -----------

           PHARMACEUTICALS  1.01%
  75,000   ImmunoGen, Inc.<F1>            1,607,812
                                        -----------

           POLLUTION CONTROL -
           SERVICES  1.25%
  60,000   Waste Connections, Inc.<F1>    1,983,750
                                        -----------

           SERVICE  0.55%
  60,000   Websense, Inc.<F1>               870,000
                                        -----------

           TELECOMMUNICATIONS -
           CELLULAR  0.21%
  40,000   OmniSky Corp.<F1>                332,500
                                        -----------

See notes to financial statements.

VANWAGONER.COM

Van Wagoner Funds SCHEDULE OF INVESTMENTS

Van Wagoner Funds SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

VAN WAGONER MICRO-CAP GROWTH FUND (CONT'D.) December 31, 2000
--------------------------------------------------------------------------------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
           TELECOMMUNICATIONS -
           EQUIPMENT  16.80%
  90,000   Advanced Switching
             Communications, Inc.<F1>   $   438,750
 145,000   Anaren Microwave, Inc.<F1>     9,742,187
  90,000   C-COR.net Corp.<F1>              874,692
 177,500   Calient Networks, Inc.<F1><F4> 1,282,438
  30,000   Celeritek, Inc.<F1>            1,143,750
 115,500   Corvis Corp.<F1><F3>           2,674,934
 120,200   Floware Wireless Systems
            Ltd.<F1><F3>                  1,376,001
 295,500   Hyperchip, Inc.<F1><F4>          260,040
 182,300   Nayna Networks, Inc.<F1><F4>     820,350
 370,157   Portera Systems<F1><F4>        1,240,026
  40,000   Powerwave Technologies,
            Inc.<F1>                      2,340,000
  30,000   Stanford Microdevices,
            Inc.<F1>                      1,080,000
  55,000   StockerYale, Inc.                680,625
  25,000   Tellium, Inc.<F1><F4>            750,000
 143,028   Turin Networks, Inc.<F1><F4>     600,002
 299,254   Vertical Networks,
            Inc.<F1><F4>                  1,011,479
  30,000   Virata Corp.<F1>                 326,250
                                        -----------
                                         26,641,524
                                        -----------

           TELECOMMUNICATIONS -
           SERVICES  0.47%
  38,217   Arbinet Holdings,
            Inc.<F1><F4>                    738,735
                                        -----------

           TOTAL COMMON AND
           PREFERRED STOCKS
           (cost $105,323,983)          142,211,541
                                        -----------

PRINCIPAL
AMOUNT                                     VALUE
---------------------------------------------------
SHORT-TERM INVESTMENT  2.93%

$4,636,762  UMB Bank, n.a.,
            Money Market Fiduciary      $ 4,636,762
                                        -----------

            TOTAL SHORT-TERM INVESTMENT
            (cost $4,636,762)             4,636,762
                                        -----------

            TOTAL INVESTMENTS  92.60%
            (cost $109,960,745)         146,848,303

            Other Assets less
              Liabilities  7.40%         11,742,428
                                        -----------

NET ASSETS  100.00%                    $158,590,731
                                       ============

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
SECURITIES SOLD SHORT

    30,000  Commerce One, Inc.<F1>        $ 759,375
    40,000  Ultimate Electronics,
              Inc.<F1>                      877,500
                                        -----------

            TOTAL SECURITIES SOLD SHORT
            (proceeds $2,497,261)       $ 1,636,875
                                        ===========

See notes to financial statements.

Call toll-free 1-800-228-2121

VAN WAGONER MICRO-CAP GROWTH FUND (CONT'D.) December 31, 2000
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

<F1>  Non-income producing
<F2>  Affiliated company - see Note 8
<F3>  Security acquired in a private placement transaction; resale may be limited due to certain restrictions. Security is valued under procedures approved by the Board of Directors.
<F4>  The following preferred stocks (and common stocks where noted) were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors. At December 31, 2000, the value of the Fund's restricted securities was $21,552,625 or 13.59% of net assets.


SECURITY DESCRIPTION           DATE(S) OF ACQUISITION                 NUMBER OF SHARES              COST
-----------------------------------------------------------------------------------------------------------

Acta Technology, Inc.               July 99 - June 00                    104,066               $   540,003
Anda Networks, Inc.                 March 00                              55,453                    760,815
Arbinet Holdings, Inc.              March 00                              38,217                    738,735
Athersys, Inc.                      March 00 - October 00                 88,744                  1,094,828
Authoria, Inc.                      May 00                                28,010                    218,758
Bandwidth9, Inc.                    November 00                          117,700                  1,082,840
Blue Pumpkin Software, Inc.         March 00 - July 00                   144,422                  1,055,725
Calient Networks, Inc.              December 00                          177,500                  1,282,438
Comergent Technologies, Inc.        January 00                            71,386                    613,920
CommVault Systems, Inc.             April 00 - November 00               116,030                  1,046,522
CopperCom, Inc.                     July 00                               34,674                    499,999
DataChannel, Inc.                   March 00                             182,347                  1,019,994
Datacore Software Corp.             May 00                                 2,316                     23,542
Event411.com, Inc.                  June 99                               13,000                    390,000
Hyperchip, Inc.                     September 00                         295,500                    260,040
Icarian, Inc.                       March 00                             189,694                  1,308,395
Impresse Corp.                      November 99                           70,400                    872,256
MaMaMedia, Inc.                     April 99                             120,000                    648,000
Mirapoint, Inc.                     October 00                            45,500                    695,695
Nayna Networks, Inc.                December 00                          182,300                    820,350
Oblix, Inc.                         August 00                            125,000                    527,588
OurHouse, Inc.                      May 99 - April 00                    260,585                  2,646,001
Pointshare Corp.                    September 99                         160,000                    440,000
Portera Systems                     February 00 - September 00           370,157                  1,735,170
Reciprocal, Inc., Common            March 00                                 713                      2,275
Reciprocal, Inc.                    November 99                            1,438                    653,945
Sandcraft, Inc.                     October 99                           225,000                    555,750
Sitara Networks, Inc.               July 99                              100,000                    385,000
Tellium, Inc.                       September 00                          25,000                    750,000
TellMe Networks, Inc.               September 00                          37,200                    545,051
Top Layer Networks, Inc.            August 99                            330,000                    514,800
Turin Networks, Inc.                July 00                              143,028                    600,002
Vertical Networks, Inc.             May 99 - February 00                 299,254                    666,479
-----------------------------------------------------------------------------------------------------------
See notes to financial statements.


VANWAGONER.COM

Van Wagoner Funds SCHEDULE OF INVESTMENTS

Van Wagoner Funds SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

VAN WAGONER EMERGING GROWTH FUND December 31, 2000
--------------------------------------------------------------------------------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
COMMON AND PREFERRED STOCKS  99.79%

           CHEMICALS - SPECIALTY  0.40%
   90,000  Symyx Technologies, Inc.<F1>  $3,240,000
                                        -----------

           COMMERCIAL SERVICES -
           SECURITY/SAFETY  0.61%
   37,000  Check Point Software
           Technologies Ltd.<F1>          4,941,812
                                        -----------

           COMPUTER SOFTWARE -
           DESKTOP  0.34%
  650,000  Oblix, Inc.<F1><F4>            2,743,455
                                        -----------

           COMPUTER SOFTWARE -
           EDUCATION  0.59%
  102,700  Docent, Inc.<F1>                 898,625
  516,610  Docent, Inc.<F1><F3>           3,912,786
                                        -----------
                                          4,811,411
                                        -----------

           COMPUTER SOFTWARE -
           ENTERPRISE  27.27%
  500,000  Acta Technology, Inc.<F1><F4>  3,585,000
  292,050  Actuate Corp.<F1>              5,585,456
1,030,000  Ariba, Inc.<F1>               55,233,750
   26,239  BindView Development Corp.<F1>   246,816
  348,682  Comergent Technologies,
            Inc.<F1><F4>                  2,998,665
  821,118  DataChannel, Inc.<F1><F4>      4,593,088
   84,000  Event411.com, Inc.<F1><F4>             1
  872,950  Icarian, Inc.<F1><F4>          6,021,085
  293,600  Impresse Corp.<F1><F4>         3,637,704
  320,000  Informatica Corp.<F1>         12,660,000
1,128,012  Interwoven, Inc.<F1>          74,378,291
  630,000  IntraNet Solutions, Inc.<F1>  32,130,000
  118,350  MatrixOne, Inc.<F1>            2,152,491
  107,400  Micromuse, Inc.<F1>            6,482,600
1,534,560  OurHouse, Inc.<F1><F4>                 1
  665,000  Pointshare Corp.<F1><F4>               1
    2,972  Reciprocal, Inc., Common<F1><F4>   9,481
    6,000  Reciprocal, Inc.<F1><F4>       2,728,560
  190,100  TellMe Networks, Inc.<F1><F4>  2,785,326
   29,050  TIBCO Software, Inc.<F1>       1,392,585
   50,000  webMethods, Inc.<F1>           4,446,875
                                        -----------
                                        221,067,776
                                        -----------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
           COMPUTER SOFTWARE -
           INTERNET  10.64%
  250,000  Agile Software Corp.<F1>     $12,343,750
  730,501  Blue Pumpkin Software,
            Inc.<F1><F4>                  5,339,962
1,040,000  Embarcadero Technologies,
            Inc.<F1>                     46,800,000
   54,000  Exodus Communications,
            Inc.<F1>                      1,080,000
  750,000  MaMaMedia, Inc.<F1><F4>                1
  301,850  Netegrity, Inc.<F1>           16,413,094
1,141,300  Onvia.com, Inc.<F1>              963,029
  425,000  Screaming Media, Inc.<F1>      1,275,000
  702,848  Screaming Media, Inc.<F1><F3>  2,036,181
                                        -----------
                                         86,251,017
                                        -----------

           COMPUTER SOFTWARE -
           SECURITY  0.84%
   95,000  Quest Software, Inc.<F1>       2,665,937
  130,000  WatchGuard Technologies,
            Inc.<F1>                      4,111,250
                                        -----------
                                          6,777,187
                                        -----------

           COMPUTERS - INTEGRATED
           SYSTEMS  0.75%
  173,370  CopperCom, Inc.<F1><F4>        2,499,995
   65,000  McDATA Corp.<F1>               3,558,750
                                        -----------
                                          6,058,745
                                        -----------

           COMPUTERS - LOCAL
           NETWORKS  8.21%
  255,847  Anda Networks, Inc.<F1><F4>    3,510,221
  222,800  Brocade Communications
             Systems, Inc.<F1>           20,455,825
  396,000  Emulex Corp.<F1>              31,655,250
  120,000  Extreme Networks, Inc.<F1>     4,695,000
  480,000  Sitara Networks, Inc.<F1><F4>  3,124,800
1,324,468  Top Layer Networks,
            Inc.<F1><F4>                  3,112,500
                                        -----------
                                         66,553,596
                                        -----------
           COMPUTERS - MEMORY
           DEVICES  1.00%
  438,785  CommVault Systems,
            Inc.<F1><F4>                  4,525,481
   10,098  Datacore Software Corp.<F1><F4>  102,646
   40,037  VERITAS Software Corp.<F1>     3,503,238
                                        -----------
                                          8,131,365
                                        -----------
See notes to financial statements.

Call toll-free 1-800-228-2121

VAN WAGONER EMERGING GROWTH FUND (CONT'D.) December 31, 2000
--------------------------------------------------------------------------------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
           COMPUTERS - MINI/MICRO  0.10%
  30,504   Sun Microsystems, Inc.<F1>     $ 850,299
                                        -----------

           COMPUTERS - SOFTWARE  5.47%
 100,000   BEA Systems, Inc.<F1>          6,731,250
 460,000   i2 Technologies, Inc.<F1>     25,012,500
 262,551   Openwave Systems, Inc.<F1>    12,586,023
                                        -----------
                                         44,329,773
                                        -----------

           ELECTRONICS - MISCELLANEOUS
           COMPONENTS  1.12%
 180,000   RF Micro Devices, Inc.<F1>     4,938,750
  90,000   Sawtek, Inc.<F1>               4,156,875
                                        -----------
                                          9,095,625
                                        -----------

           ELECTRONICS - SEMICONDUCTOR
           EQUIPMENT  0.32%
   61,400  JDS Uniphase Corp.<F1>         2,559,612
                                        -----------

           ELECTRONICS - SEMICONDUCTOR
           MANUFACTURING  12.98%
  160,000  Applied Micro Circuits
            Corp.<F1>                    12,007,504
  620,700  Bandwidth9, Inc.<F1><F4>       5,710,440
  140,000  Exar Corp.<F1>                 4,337,816
   40,000  PMC-Sierra, Inc.<F1>           3,145,000
1,000,000  Sandcraft, Inc.<F1><F4>        2,910,000
   49,200  SDL, Inc.<F1>                  7,290,825
1,425,000  StorageNetworks, Inc.<F1>     35,357,812
1,163,052  Transmeta Corp.<F1><F3>       23,465,272
  280,000  TranSwitch Corp.<F1>          10,955,000
                                        -----------
                                        105,179,669
                                        -----------

           INTERNET - NETWORK SECURITY/
           SOLUTIONS  4.33%
 187,500   Juniper Networks, Inc.<F1>    23,636,719
 238,600   Mirapoint, Inc.<F1><F4>        3,648,194
 375,000   Netigy Corp.<F1><F4>           3,712,500
 142,900   WebTrends Corp.<F1>            4,135,169
                                        -----------
                                         35,132,582
                                        -----------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------
           INTERNET - SERVICE PROVIDER/
           CONTENT  0.02%
  109,033  iBEAM Broadcasting Corp.<F1> $   115,848
   24,709  iBEAM Broadcasting
            Corp.<F1><F3>                    22,028
                                        -----------
                                            137,876
                                        -----------
           LEISURE - PHOTOGRAPHY
           EQUIPMENT  0.15%
1,338,930  Lexar Media, Inc.<F1><F3>      1,198,075
                                        -----------

           MEDICAL - BIOMEDICAL/
           GENETICS  5.90%
   85,000  Abgenix, Inc.<F1>              5,020,312
  444,563  Athersys, Inc.<F1><F4>         5,492,956
  170,000  Curagen Corp.<F1>              4,643,125
  170,000  Genome Therapeutics Corp.<F1>  1,184,696
  221,100  Genomic Solutions, Inc.<F1>    1,685,887
  110,000  Genzyme Transgenics Corp.<F1>  1,574,375
  180,000  Medarex, Inc.<F1>              7,335,000
  110,000  Millennium Pharmaceuticals,
            Inc.<F1>                      6,806,250
  100,000  Myriad Genetics, Inc.<F1>      8,275,000
  187,950  Paradigm Genetics, Inc.<F1>    1,879,500
   44,900  Protein Design Labs, Inc.<F1>  3,900,688
                                        -----------
                                         47,797,789
                                        -----------

           MEDICAL - PRODUCTS  1.40%
2,679,353  Cardiac Pathways Corp.<F1>    11,387,250
                                 <F2>   -----------

           PHARMACEUTICALS  0.30%
 112,500   ImmunoGen, Inc.<F1>            2,411,719
                                        -----------

See notes to financial statements.

VANWAGONER.COM

Van Wagoner Funds SCHEDULE OF INVESTMENTS

Van Wagoner Funds SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

VAN WAGONER EMERGING GROWTH FUND (CONT'D.) December 31, 2000
--------------------------------------------------------------------------------

NUMBER
OF SHARES                                 VALUE
---------------------------------------------------

            TELECOMMUNICATIONS -
            EQUIPMENT  16.63%
  270,000   Anaren Microwave, Inc.<F1>  $18,140,625
  220,450   Avanex Corp.<F1>             13,130,553
  870,400   Calient Networks,
              Inc.<F1><F4>                6,288,640
  240,000   Certicom Corp.<F1>            4,890,000
  250,000   CIENA Corp.<F1>              20,312,500
  571,860   Corvis Corp.<F1><F3>         13,244,049
  481,000   Floware Wireless Systems
              Ltd.<F1><F3>                5,506,296
1,534,100   Hyperchip, Inc.<F1><F4>       1,350,008
  232,935   Kestrel Solutions,
              Inc.<F1><F4>                3,033,163
  274,900   Natural Microsystems
             Corp.<F1>                    2,714,638
  962,500   Nayna Networks,
             Inc.<F1><F4>                 4,331,250
   86,429   Netro Corp.<F1>                 599,601
1,924,887   Portera Systems<F1><F4>       6,448,371
   76,050   Powerwave Technologies,
             Inc.<F1>                     4,448,925
  115,000   Redback Networks, Inc.<F1>    4,715,000
  500,000   Sonus Networks, Inc.<F1>     12,625,000
  126,600   Tellium, Inc.<F1><F4>         3,798,000
  715,138   Turin Networks, Inc.<F1><F4>  3,000,004
1,830,401   Vertical Networks,
             Inc.<F1><F4>                 6,186,755
                                        -----------
                                        134,763,378
                                        -----------

           TELECOMMUNICATIONS -
           SERVICES  0.42%
 175,930   Arbinet Holdings,
             Inc.<F1><F4>                 3,400,727
                                        -----------

           TOTAL COMMON AND
           PREFERRED STOCKS
           (cost $618,131,986)          808,820,738
                                        -----------

PRINCIPAL
AMOUNT                                     VALUE
---------------------------------------------------
SHORT-TERM INVESTMENT  0.38%

$3,102,604  UMB Bank, n.a.,
            Money Market Fiduciary      $ 3,102,604
                                        -----------

            TOTAL SHORT-TERM INVESTMENT
            (cost $3,102,604)             3,102,604
                                        -----------

            TOTAL INVESTMENTS  100.17%
            (cost $621,234,590)         811,923,342

            Liabilities less Other
              Assets (0.17)%             (1,424,560)
                                        -----------

NET ASSETS  100.00%                    $810,498,782
                                       ============

See notes to financial statements.

Call toll-free 1-800-228-2121

VAN WAGONER EMERGING GROWTH FUND (CONT'D.) December 31, 2000

-----------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

<F1>  Non-income producing
<F2>  Affiliated company - see Note 8
<F3>  Security acquired in a private placement transaction; resale may be limited due to certain restrictions. Security is valued under procedures approved by the Board of Directors.
<F4>  The following preferred stocks (and common stocks where noted) were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions.
      These securities are valued at their fair value under procedures approved by the Board of Directors. At December 31, 2000, the value of the Fund's restricted securities was $110,628,981 or 13.65% of net assets.


SECURITY DESCRIPTION           DATE(S) OF ACQUISITION                 NUMBER OF SHARES              COST
-----------------------------------------------------------------------------------------------------------

Acta Technology, Inc.               July 99                              500,000                $ 2,500,000
Anda Networks, Inc.                 March 00                             255,847                  3,510,221
Arbinet Holdings, Inc.              March 00                             175,930                  3,400,727
Athersys, Inc.                      March 00 - October 00                444,563                  5,492,956
Bandwidth9, Inc.                    November 00                          620,700                  5,710,440
Blue Pumpkin Software, Inc.         March 00 - July 00                   730,501                  5,339,962
Calient Networks, Inc.              December 00                          870,400                  6,288,640
Comergent Technologies, Inc.        January 00                           348,682                  2,998,665
CommVault Systems, Inc.             April 00 - November 00               438,785                  4,525,481
CopperCom, Inc.                     July 00                              173,370                  2,499,995
DataChannel, Inc.                   March 00                             821,118                  4,593,088
Datacore Software Corp.             May 00                                10,098                    102,646
Event411.com, Inc.                  June 99                               84,000                  2,520,000
Hyperchip, Inc.                     September 00                       1,534,100                  1,350,008
Icarian, Inc.                       March 00                             872,950                  6,021,085
Impresse Corp.                      November 99                          293,600                  3,637,704
Kestrel Solutions, Inc.             January 00                           232,935                  3,037,073
MaMaMedia, Inc.                     April 99                             750,000                  4,050,000
Mirapoint, Inc.                     October 00                           238,600                  3,648,194
Nayna Networks, Inc.                December 00                          962,500                  4,331,250
Netigy Corp.                        August 00                            375,000                  3,714,150
Oblix, Inc.                         August 00                            650,000                  2,743,455
OurHouse, Inc.                      May 99 - April 00                  1,534,560                 15,582,020
Pointshare Corp.                    September 99                         665,000                  1,828,750
Portera Systems                     February 00 - September 00         1,924,887                  9,040,574
Reciprocal, Inc., Common            March 00                               2,972                      9,481
Reciprocal, Inc.                    November 99                            6,000                  2,728,560
Sandcraft, Inc.                     October 99                         1,000,000                  2,470,000
Sitara Networks, Inc.               July 99                              480,000                  1,848,000
Tellium, Inc.                       September 00                         126,600                  3,798,000
TellMe Networks, Inc.               September 00                         190,100                  2,785,345
Top Layer Networks, Inc.            August 99 - July 00                1,324,468                  2,125,000
Turin Networks, Inc.                July 00                              715,138                  3,000,004
Vertical Networks, Inc.             May 99 - February 00               1,830,401                  3,978,755
-----------------------------------------------------------------------------------------------------------

See notes to financial statements.


VANWAGONER.COM

Van Wagoner Funds SCHEDULE OF INVESTMENTS


Van Wagoner Funds STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2000

                                                                                           MICRO-CAP
                                                    MID-CAP    TECHNOLOGY    POST-VENTURE   GROWTH       EMERGING
ASSETS:                                           GROWTH FUND     FUND           FUND        FUND      GROWTH FUND
Investments, at value:
 Unaffiliated issuers (cost $214,630,431,
    $393,077,103, $467,716,260, $106,755,347
    and $609,405,550, respectively)               $211,553,688 $410,125,316  $486,414,289 $143,762,777  $800,536,092
 Affiliated issuers (cost $0, $2,762,439,
    $2,917,917, $3,205,398 and
    $11,829,040, respectively)                               -    2,614,961     2,809,751    3,085,526    11,387,250
Cash                                                         -        4,531             -      105,000             -
Receivable from brokers                                      -    1,679,048     1,587,796    4,704,414     5,582,747
Receivable for investments sold                      1,935,844    3,888,133     5,792,090   15,543,781     7,045,793
Receivable for fund shares sold                      7,019,230    2,503,071     2,573,765      118,421     2,109,653
Interest and dividends receivable                       21,455       12,230        17,446       15,031         1,488
Prepaid expenses and other assets                       38,263       42,315        54,057       19,599        47,813
                                                  ------------ ------------  ------------ ------------  ------------

Total Assets                                       220,568,480  420,869,605   499,249,194  167,354,549   826,710,836
                                                  ------------ ------------  ------------ ------------  ------------
LIABILITIES:
Securities sold short, at value (proceeds of
 $0, $0, $0, $2,497,261, and $0, respectively)               -            -            -     1,636,875             -
Payable to custodian                                         -            -     1,240,805            -             -
Payable for investments purchased                    8,811,401    2,434,106     9,260,970    5,973,753     4,980,094
Payable for fund shares redeemed                     3,182,007    3,676,088     6,086,900      827,562     9,479,229
Accrued investment advisory fee                        186,378      479,641       437,314      169,360       944,349
Accrued distribution fee                                48,094       97,938        112,251      29,308       147,838
Accrued expenses and other liabilities                 161,065      388,604       374,483      126,960       660,544
                                                  ------------ ------------  ------------ ------------  ------------

Total Liabilities                                   12,388,945    7,076,377    17,512,723    8,763,818    16,212,054
                                                  ------------ ------------  ------------ ------------  ------------

NET ASSETS                                        $208,179,535 $413,793,228  $481,736,471 $158,590,731  $810,498,782
                                                  ============ ============  ============ ============  ============

NET ASSETS CONSIST OF:
Capital stock                                     $270,554,355 $504,435,753  $647,556,831 $121,518,183  $660,574,944
Accumulated net realized loss
   on investments                                 (59,298,077)(107,543,260) (184,410,223)    (675,396)  (40,764,914)
Net unrealized appreciation (depreciation)
   on investments                                  (3,076,743)   16,900,735    18,589,863  37,747,944    190,688,752
                                                  ------------ ------------  ------------ ------------  ------------

Net Assets                                        $208,179,535 $413,793,228  $481,736,471 $158,590,731  $810,498,782
                                                  ============ ============  ============ ============  ============

CAPITAL STOCK, $0.0001 PAR VALUE
Authorized                                         100,000,000  100,000,000   100,000,000  100,000,000   200,000,000
Issued and outstanding                              10,263,886    9,881,794    18,167,331    6,345,736    26,794,949

NET ASSET VALUE, REDEMPTION
PRICE, AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)                         $20.28       $41.87        $26.52       $24.99        $30.25
                                                        ======       ======        ======       ======        ======


Call toll-free 1-800-228-2121
See notes to financial statements.

Van Wagoner Funds STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------
Year Ended December 31, 2000


                                                                         POST-     MICRO-CAP
                                          MID-CAP      TECHNOLOGY       VENTURE     GROWTH         EMERGING
                                        GROWTH FUND        FUND          FUND        FUND         GROWTH FUND
INVESTMENT INCOME:
Interest                                 $1,056,486     $1,763,453      $2,631,549   $1,612,406     $3,454,202
Dividends (net of $0, $2,336, $0, $0,
   and $0 non-reclaimable foreign
   withholding taxes)                         5,353         20,718              14        3,510          8,991
                                        -----------    -----------     -----------  -----------    -----------
Total Investment Income                   1,061,839      1,784,171       2,631,563    1,615,916      3,463,193
                                        -----------    -----------     -----------  -----------    -----------

EXPENSES:
Investment advisory fees                  2,259,087      7,054,433       9,386,672    3,991,670     16,228,076
Transfer agent fees and expenses            526,106      1,297,305       1,459,493      528,701      2,093,834
Distribution fees                           494,772      1,340,887       1,564,445      329,228      1,544,332
Fund accounting and administration fees     211,750        319,306         341,052      229,600        539,474
Custody fees                                 93,728        312,901         193,702       45,060      1,075,527
Federal and state registration fees          81,104        151,642         269,308       46,298        121,737
Printing and postage expenses                21,450         67,820          71,110       30,791        139,376
Professional fees                            18,842         32,668          33,983       21,348         53,244
Directors' fees and expenses                  4,630          4,595           4,630        4,630          4,630
Miscellaneous expenses                       28,695         30,019          25,561       19,483         27,957
                                        -----------    -----------     -----------  -----------    -----------

Total expenses before waiver of expenses  3,740,164     10,611,576      13,349,956    5,246,809     21,828,187
Waiver of expenses                                -              -     (1,106,520)     (48,038)              -
                                        -----------    -----------     -----------  -----------    -----------

Net Expenses                              3,740,164     10,611,576      12,243,436    5,198,771     21,828,187
                                        -----------    -----------     -----------  -----------    -----------

NET INVESTMENT LOSS                     (2,678,325)    (8,827,405)     (9,611,873)  (3,582,855)   (18,364,994)
                                        -----------    -----------     -----------  -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
   on investments                      (56,725,547)   (96,120,610)   (173,826,307)   91,115,990    372,003,782
Net realized gain (loss) on
   short positions                        1,224,761      2,020,489       2,625,286 (11,756,240)   (53,707,058)
Net realized gain on options written        438,162        796,569         758,213    2,879,013     10,020,109
Net realized loss on options purchased  (5,793,418)   (14,967,730)    (15,489,876)  (9,833,078)   (61,046,982)
Change in net unrealized appreciation
    and depreciation on investments    (43,189,936)  (101,597,045)   (109,540,114)(106,165,258)  (501,622,277)
                                        -----------    -----------     -----------  -----------    -----------

Net Loss on Investments               (104,045,978)  (209,868,327)   (295,472,798)  (33,759,573) (234,352,426)
                                      -------------  -------------  ------------- -------------  -------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $(106,724,303) $(218,695,732) $(305,084,671) $(37,342,428) $(252,717,420)
                                     ============== ============== =============  ============= ==============

See notes to financial statements.


VANWAGONER.COM

Van Wagoner Funds FINANCIAL STATEMENTS


Van Wagoner Funds STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------

                                                         MID-CAP GROWTH FUND               TECHNOLOGY FUND
                                                        Year             Year           Year             Year
                                                       Ended            Ended          Ended            Ended
                                                   Dec. 31, 2000    Dec. 31, 1999  Dec. 31, 2000    Dec. 31, 1999
OPERATIONS:
Net investment loss                                  $(2,678,325)   $  (699,774)   $(8,827,405)  $  (1,123,247)
Net realized gain (loss) on investments              (56,725,547)     67,518,057   (96,120,610)      39,537,335
Net realized gain (loss) on short positions             1,224,761    (9,900,338)      2,020,489     (8,040,675)
Net realized gain on options written                      438,162              -        796,569          16,075
Net realized loss on options purchased                (5,793,418)   (16,928,052)   (14,967,730)    (24,047,077)
Change in net unrealized appreciation and
      depreciation on investments                    (43,189,936)     25,787,247  (101,597,045)     116,317,983
                                                    -------------   ------------  -------------   -------------

Net increase (decrease) in net assets
     resulting from operations                      (106,724,303)     65,777,140  (218,695,732)     122,660,394
                                                    -------------   ------------  -------------   -------------
DISTRIBUTIONS:
Net realized gains                                    (6,367,227)    (4,219,722)      (302,328)     (5,573,230)


CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                          540,866,624     98,635,982    856,322,939     400,603,541

Proceeds from reinvestment of dividends                 6,232,685      4,157,543        297,913       5,456,495

Redemption of shares                                (367,744,507)   (68,359,203)  (625,273,179)   (129,879,761)
                                                    -------------   ------------  -------------   -------------
Net increase (decrease) from
     share transactions                               179,354,802     34,434,322    231,347,673     276,180,275
                                                    -------------   ------------  -------------   -------------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS                                         66,263,272     95,991,740     12,349,613     393,267,439

NET ASSETS:
Beginning of year                                     141,916,263     45,924,523    401,443,615       8,176,176
                                                    -------------   ------------  -------------   -------------
End of year                                          $208,179,535   $141,916,263  $ 413,793,228   $ 401,443,615
                                                    =============   ============  =============   =============
TRANSACTIONS IN SHARES:
Shares sold                                            17,626,844      5,034,855     13,309,339       9,542,651

Shares issued in reinvestment of dividends                233,142        182,125          5,283         113,845

Shares redeemed                                      (12,839,722)    (3,666,629)   (10,319,899)     (3,211,041)
                                                    -------------   ------------  -------------   -------------
Net increase (decrease)                                 5,020,264      1,550,351      2,994,723       6,445,455
                                                    =============   ============  =============   =============

See notes to financial statements.

Call toll-free 1-800-228-2121

VANWAGONER.COM


Van Wagoner Funds STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------

                                                       POST-VENTURE FUND                 MICRO-CAP GROWTH FUND
                                                      Year             Year               Year             Year
                                                     Ended            Ended              Ended            Ended
                                                  Dec. 31, 2000    Dec. 31, 1999      Dec. 31, 2000    Dec. 31, 1999
OPERATIONS:
Net investment loss                                  $(9,611,873)   $(1,272,229)   $(3,582,855)    $(1,368,863)
Net realized gain (loss) on investments             (173,826,307)     51,164,087     91,115,990      49,608,529
Net realized gain (loss) on short positions             2,625,286    (7,641,260)   (11,756,240)    (10,521,834
Net realized gain on options written                      758,213         30,730      2,879,013               -
Net realized loss on options purchased               (15,489,876)   (25,137,750)    (9,833,078)    (25,280,979)
Change in net unrealized appreciation and
    depreciation on investments                     (109,540,114)    124,073,693  (106,165,258)     133,799,599
                                                    -------------  -------------  -------------    ------------
Net increase (decrease) in net assets
     resulting from operations                      (305,084,671)    141,217,271   (37,342,428)     146,236,452
                                                    -------------  -------------  -------------    ------------
DISTRIBUTIONS:
Net realized gains                                      (260,054)   (13,414,334)   (27,763,905)               -

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                        1,394,846,133    468,452,887    174,716,415     310,557,920
Proceeds from reinvestment of dividends                   255,747     13,277,844     27,410,064               -
Redemption of shares                                (999,244,479)  (237,390,880)  (274,455,110)   (206,882,174)
                                                    -------------  -------------  -------------    ------------
Net increase (decrease) from
     share transactions                               395,857,401    244,339,851   (72,328,631)     103,675,746
                                                    -------------  -------------  -------------    ------------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS                                         90,512,676    372,142,788  (137,434,964)     249,912,198

NET ASSETS:
Beginning of year                                     391,223,795     19,081,007    296,025,695      46,113,497
                                                    -------------  -------------  -------------    ------------
End of year                                         $ 481,736,471   $391,223,795  $ 158,590,731    $296,025,695
                                                    =============  =============  =============   =============
TRANSACTIONS IN SHARES:
Shares sold                                            33,843,311     17,970,926      4,299,290      13,641,819
Shares issued in reinvestment of dividends                  7,210        422,069        836,948               -
Shares redeemed                                      (25,955,402)    (9,700,571)    (7,299,214)      (9,214,749)
                                                    -------------  -------------  -------------    ------------
Net increase (decrease)                                 7,895,119      8,692,424    (2,162,976)       4,427,070
                                                    =============  =============  =============   =============


See notes to financial statements.

Call toll-free 1-800-228-2121

VANWAGONER.COM

Van Wagoner Funds FINANCIAL STATEMENTS



Van Wagoner Funds STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          EMERGING GROWTH FUND
                                                         Year             Year
                                                        Ended            Ended
                                                   Dec. 31, 2000   Dec. 31, 1999

OPERATIONS:
Net investment loss                                 $(18,364,994)   $(7,420,998)
Net realized gain (loss) on investments               372,003,782    340,185,709
Net realized gain (loss) on short positions          (53,707,058)   (44,993,173)
Net realized gain on options written                   10,020,109        373,500
Net realized loss on options purchased               (61,046,982)  (119,484,650)
Change in net unrealized appreciation and
    depreciation on investments                     (501,622,277)    644,972,646
                                                    -------------  -------------

Net increase (decrease) in net assets
     resulting from operations                      (252,717,420)    813,633,034
                                                    -------------  -------------

DISTRIBUTIONS:
Net realized gains                                  (126,686,573)              -

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                          863,858,071  1,334,976,637
Proceeds from reinvestment of dividends               124,595,063              -
Redemption of shares                              (1,265,377,380)  (871,154,335)
                                                    -------------  -------------

Net increase (decrease) from
     share transactions                             (276,924,246)    463,822,302
                                                    -------------  -------------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS                                      (656,328,239)  1,277,455,336

NET ASSETS:
Beginning of year                                   1,466,827,021    189,371,685
                                                    -------------  -------------

End of year                                         $ 810,498,782 $1,466,827,021
                                                    =============  =============
TRANSACTIONS IN SHARES:
Shares sold                                            17,462,498     53,354,949
Shares issued in reinvestment of dividends              3,024,886              -
Shares redeemed                                      (27,912,438)   (36,410,153)
                                                    -------------  -------------

Net increase (decrease)                               (7,425,054)     16,944,796
                                                    =============  =============

See notes to financial statements.

Call toll-free 1-800-228-2121

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Van Wagoner Funds FINANCIAL STATEMENTS

Van Wagoner Funds FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Fund Share Outstanding Throughout Each Year


                                                      MID-CAP GROWTH FUND                           TECHNOLOGY FUND
                                            Year       Year       Year       Year     Year      Year      Year      Year
                                           Ended      Ended      Ended      Ended    Ended     Ended     Ended     Ended
                                          Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31, Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
                                           2000         1999     1998       1997     1996      2000      1999      1998

Net Asset Value, Beginning of Year       $27.06       $12.43    $10.67    $12.39    $10.00     $58.29    $18.51    $10.00
INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
Net investment loss                      (0.26)       (0.13)    (0.16)    (0.22)    (0.09)     (0.89)    (0.16)    (0.08)
Net realized and unrealized gains
   (losses) on investments               (5.88)        15.71      1.92    (1.50)     2.48<F1> (15.50)     41.29      8.59
                                         ------       ------    ------    ------    ------     ------    ------    ------

Total from investment operations         (6.14)        15.58      1.76    (1.72)      2.39    (16.39)     41.13      8.51
                                         ------       ------    ------    ------    ------     ------    ------    ------
DISTRIBUTIONS:
Net realized gains                       (0.64)       (0.95)         -         -         -     (0.03)    (1.35)         -

Net Asset Value, End of Year             $20.28       $27.06    $12.43    $10.67    $12.39     $41.87    $58.29    $18.51
                                         ======       ======    ======    ======    ======     ======    ======    ======

Total Return                           (23.28)%      126.88%    16.49%  (13.88)%    23.90%   (28.13)%   223.76%    85.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)         $208,180     $141,916   $45,925   $73,837  $137,740   $413,793  $401,444    $8,176
Ratio of expenses to average net assets:
   Net of waivers and reimbursements      1.65%<F2>    1.85%     1.95%     1.80%     1.95%      1.88%<F2> 1.95%     1.95%
   Before waivers and reimbursements      1.65%<F2>    1.85%     2.12%     1.80%     2.05%      1.88%<F2> 2.03%     5.80%
Ratio of net investment loss to
   average net assets:
   Net of waivers and reimbursements     (1.18)%     (0.88)%   (1.15)%   (1.42)%   (1.16)%    (1.56)%   (1.05)%   (0.88)%
   Before waivers and reimbursements     (1.18)%     (0.88)%   (1.32)%   (1.42)%   (1.26)%    (1.56)%   (1.13)%   (4.73)%
Portfolio turnover rate                     238%      589%        787%     304%       173%       211%      275%      888%


                                                POST-VENTURE FUND                       MICRO-CAP GROWTH FUND
                                          Year         Year      Year      Year      Year       Year      Year      Year      Year
                                         Ended        Ended     Ended     Ended     Ended      Ended     Ended     Ended     Ended
                                        Dec. 31,     Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,   Dec. 31,  Dec. 31,  Dec. 31, Dec. 31,
                                          2000         1999      1998     1997       2000       1999      1998      1997      1996

Net Asset Value, Beginning of Year       $38.09       $12.08     $8.78    $10.00    $34.79     $11.30     $9.99    $12.45     $10.00

INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
Net investment loss                      (0.53)       (0.12)    (0.14)    (0.15)    (0.56)     (0.16)    (0.16)    (0.26)     (0.09)
Net realized and unrealized gains
   (losses) on investments              (11.03)        28.33      3.44    (1.07)    (4.74)      23.65      1.47    (2.20)   2.54<F1>
                                         ------       ------    ------    ------    ------     ------    ------    ------   -------
Total from investment operations        (11.56)        28.21      3.30    (1.22)    (5.30)      23.49      1.31    (2.46)       2.45
                                         ------       ------    ------    ------    ------     ------    ------    ------     ------
DISTRIBUTIONS:
Net realized gains                       (0.01)       (2.20)         -         -    (4.50)          -         -         -          -

Net Asset Value, End of Year             $26.52       $38.09    $12.08     $8.78    $24.99     $34.79    $11.30     $9.99     $12.45
                                         ======       ======    ======     ======   ======     ======    ======    ======     ======

Total Return                           (30.31)%      237.22%    37.59%  (12.20)%  (18.23)%    207.88%    13.11%  (19.76)%     24.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)         $481,736     $391,224   $19,081   $20,468  $158,591   $296,026   $46,113   $71,867   $140,698
Ratio of expenses to average net assets:
    Net of waivers and reimbursements     1.95%<F2>    1.95%     1.95%     1.95%     1.95%      1.95%     1.95%     1.95%      1.95%
    Before waivers and reimbursements     2.13%<F2>    2.23%     2.90%     2.69%     1.97%      2.18%     2.63%     2.32%      2.55%
Ratio of net investment loss to
    average net assets:
    Net of waivers and reimbursements   (1.53)%      (1.06)%   (1.39)%   (1.39)%   (1.34)%    (1.13)%   (1.30)%   (1.72)%    (1.04)%
    Before waivers and reimbursements   (1.71)%      (1.34)%   (2.34)%   (2.13)%   (1.36)%    (1.36)%   (1.98)%   (2.09)%    (1.64)%
Portfolio turnover rate                    206%         328%      641%      317%      170%       180%      367%      232%       153%


<F1>  The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
<F2>  Excludes dividends on short sales.  Including dividends on short sales, the ratio of expenses to average net assets net of waivers and reimbursements and before waivers and reimbursements would be 1.66% and 1.66%; 1.88% and 1.88%; 1.96% and 2.13%; and 1.95% and 1.97%, for the
      Mid-Cap Growth, Technology, Post-Venture and Micro-Cap Growth Funds, respectively.

See notes to financial statements.

Call toll-free 1-800-228-2121

VANWAGONER.COM

Van Wagoner Funds FINANCIAL STATEMENTS




Van Wagoner Funds FINANCIAL HIGHLIGHTS (CONT'D.)
------------------------------------------------------------------------------------------
For a Fund Share Outstanding Throughout Each Year


                                                       EMERGING GROWTH FUND
                                          Year       Year      Year       Year     Year
                                         Ended      Ended     Ended      Ended    Ended
                                        Dec. 31,  Dec. 31,   Dec. 31,   Dec. 31, Dec. 31,
                                         2000       1999       1998       1997     1996

Net Asset Value, Beginning of Year       $42.86     $10.96    $10.15    $12.69    $10.00

INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
Net investment loss                      (0.69)     (0.22)    (0.20)    (0.25)    (0.15)
Net realized and unrealized gains
   (losses) on investments               (6.94)      32.12      1.01    (2.29)      2.84<F1>
                                         ------     ------    ------    ------    ------

Total from investment operations         (7.63)      31.90      0.81    (2.54)      2.69
                                         ------     ------    ------    ------    ------
DISTRIBUTIONS:
Net realized gains                       (4.98)          -         -        -         -

Net Asset Value, End of Year             $30.25     $42.86    $10.96    $10.15    $12.69
                                         ======     ======    ======    ======    ======

Total Return                            (20.90)%   291.15%     7.98%  (20.02)%    26.90%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)         $810,499 $1,466,827  $189,372  $313,217  $638,159
Ratio of expenses to average
  net assets:
  Net of waivers and reimbursements       1.68%      1.79%     1.95%     1.88%     1.95%
  Before waivers and reimbursements       1.68%      1.79%     2.10%     1.88%     1.98%
Ratio of net investment loss to
  average net assets:
  Net of waivers and reimbursements      (1.41)%   (1.30)%   (1.55)%   (1.68)%   (1.49)%
  Before waivers and reimbursements      (1.41)%   (1.30)%   (1.70)%   (1.68)%   (1.52)%
Portfolio turnover rate                    197%       353%      668%      333%      159%


<F1> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

See notes to financial statements.

Call toll-free 1-800-228-2121

Van Wagoner Funds NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION
     Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Mid-Cap Growth Fund (formerly known as the Mid-Cap Fund), Technology Fund, Post-Venture Fund, Micro-Cap Growth Fund (formerly known as the Micro-Cap Fund) and Emerging Growth Fund (collectively "the Funds") are separate, diversified investment portfolios of Van Wagoner Funds, Inc. As of December 31, 2000, the Micro-Cap Growth and Emerging Growth Funds are still closed to new investors.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from such estimates.

     (A) INVESTMENT VALUATION - A security traded on a recognized stock exchange is valued at the last sale price. All other securities for which over-the-counter market quotations are readily available are valued at the last sale price. If no sale is reported, the most current bid price is used. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' Adviser under the supervision of the Board of Directors.

     (B) ORGANIZATIONAL COSTS - Costs incurred by the Mid-Cap Growth, Micro-Cap Growth and Emerging Growth Funds in connection with their organization, registration and the initial public offering of shares were deferred and amortized during the five-year period ended December 31, 2000.

     (C) EXPENSES - The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

     (D) FEDERAL INCOME TAXES - Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

        As of December 31, 2000, the Mid-Cap Growth, Technology and Post-Venture Funds had federal income tax capital loss carryforwards of $24,471,573, $48,047,032 and $102,956,968, respectively. The entire federal income tax loss carryforward for each of these funds expires in 2008. During

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

Van Wagoner Funds NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         2000, the Micro-Cap Growth and Emerging Growth Funds utilized $23,862,439 and $44,603,535, respectively, of their capital loss carryforwards against net realized capital gains.

         As of December 31, 2000, the Mid-Cap Growth, Technology, Post-Venture and Emerging Growth Funds had $24,324,348, $48,794,057, $65,454,629 and
         $26,971,528, respectively, of post-October 2000 capital losses which are deferred until 2001 for tax purposes.

         Net realized gains and losses may differ for tax and financial statement purposes primarily as a result of wash sales.

     (E) OPTIONS CONTRACTS - The Funds purchase put options to hedge portfolio investments. Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract purchased is valued at the mean of the current bid and asked price reported on the date of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

         The Funds may also write (sell) covered call options to hedge portfolio investments. When a Fund sells an option, an amount equal to the premium received by the Fund is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the mean of the current bid and asked price reported on the date of valuation. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

     (F) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain capital accounts as a result of the timing and characterization of certain income and capital gains or losses determined in accordance with federal income tax regulations, which may differ from GAAP. Accordingly, at

Call toll-free 1-800-228-2121

--------------------------------------------------------------------------------

         December 31, 2000, reclassifications were recorded to increase (decrease) capital stock by $(2,677,806), $(8,827,405), $(9,611,873),
         $23,926,465 and $138,503,255; increase undistributed net investment income by $2,678,325, $8,827,405, $9,611,873, $3,582,855 and
         $18,364,994; and decrease accumulated net realized loss on investments by $519, $0, $0, $27,509,320 and $156,868,249 for the Mid-Cap Growth,
         Technology, Post-Venture, Micro-Cap Growth and Emerging Growth Funds, respectively.

     (G) INITIAL PUBLIC OFFERINGS - The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Fund.

     (H) OTHER - Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.   INVESTMENT ADVISORY AGREEMENT
     Each Fund has an agreement with Van Wagoner Capital Management, Inc. (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of each agreement, the Adviser is compensated at the following percentage of average daily net assets for each Fund: 1.00% for the Mid-Cap Growth Fund, 1.25% for the Technology Fund, 1.50% for the Post-Venture Fund, 1.50% for the Micro-Cap Growth Fund and 1.25% for the Emerging
     Growth Fund. The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed 1.95% for each Fund until January 1, 2002.
     Expenses of $1,106,520 and $48,038 were waived in the Post-Venture and Micro-Cap Growth Funds, respectively.

4.   SERVICE AND DISTRIBUTION PLAN
     The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.

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Van Wagoner Funds NOTES TO FINANCIAL STATEMENTS

Van Wagoner Funds NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 2000, were as follows:

                            PURCHASES          SALES
---------------------------------------------------------

     MID-CAP
     GROWTH FUND        $   701,082,929   $   497,299,236

     TECHNOLOGY FUND      1,421,522,137     1,113,610,974

     POST-VENTURE FUND    1,685,392,955     1,179,437,496

     MICRO-CAP
     GROWTH FUND            397,507,441       496,124,073

     EMERGING
     GROWTH FUND          2,476,379,105     2,782,578,537


     The cost of securities on a tax basis at December 31, 2000, for the Mid-Cap Growth Fund, Technology Fund, Post-Venture Fund, Micro-Cap Growth Fund and Emerging Growth Fund is $225,132,588, $406,541,713, $486,632,803,
     $108,138,880 and $635,027,976, respectively.

     These amounts include the proceeds on short sales reflected in the Statements of Assets and Liabilities. At December 31, 2000, gross unrealized appreciation and depreciation on securities for federal income tax purposes were as follows:

                                                     NET
                                                 UNREALIZED
                                                APPRECIATION
                                               (DEPRECIATION)
                   UNREALIZED     UNREALIZED          ON
                  APPRECIATION  (DEPRECIATION)   INVESTMENTS
--------------------------------------------------------------

    MID-CAP
    GROWTH
    FUND           $41,888,738   $(55,467,638)   $(13,578,900)

    TECHNOLOGY
    FUND           102,128,955    (95,930,391)      6,198,564

    POST-VENTURE
    FUND           117,705,527   (115,114,290)      2,591,237

    MICRO-CAP
    GROWTH
    FUND            55,307,889    (18,235,341)     37,072,548

    EMERGING
    GROWTH
    FUND           305,591,870   (128,696,504)    176,895,366


6.  SHORT POSITIONS

    When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short. Subsequent fluctuations in the market prices of securities sold short may cause the liability to differ from that reflected in the Statements of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. Dividends on short sales are included as a component of miscellaneous expenses on the Statements of Operations. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short.

Call toll-free 1-800-228-2121

--------------------------------------------------------------------------------

7.  OPTIONS CONTRACTS WRITTEN

    The premium amount and the number of options contracts written during the year ended December 31, 2000, were as follows:

                                        PREMIUM    NUMBER OF
                                        AMOUNT     CONTRACTS
------------------------------------------------------------

MID-CAP GROWTH FUND
   Options outstanding at
      December 31, 1999              $        -            -
   Options written                    1,022,928        1,282
   Options closed                     (706,749)        (916)
   Options exercised                  (237,123)        (254)
   Options expired                     (79,056)        (112)
                                    ----------   ----------
   Options outstanding at
      December 31, 2000             $        -            -
                                    ==========   ==========


TECHNOLOGY FUND
   Options outstanding at
      December 31, 1999             $        -            -
   Options written                   2,348,526        3,108
   Options closed                   (1,694,625)      (2,248)
   Options exercised                  (411,449)        (517)
   Options expired                    (242,452)        (343)
                                    ----------   ----------
   Options outstanding at
      December 31, 2000             $        -            -
                                    ==========   ==========


                                      PREMIUM    NUMBER OF
                                       AMOUNT     CONTRACTS
------------------------------------------------------------

POST-VENTURE FUND
   Options outstanding at
      December 31, 1999             $        -            -
   Options written                   2,276,093        3,072
   Options closed                   (1,752,746)      (2,293)
   Options exercised                  (275,328)        (432)
   Options expired                    (248,019)        (347)
                                    ----------   ----------
   Options outstanding at
      December 31, 2000             $        -            -
                                    ==========   ==========


MICRO-CAP GROWTH FUND
   Options outstanding at
      December 31, 1999             $        -            -
   Options written                   3,362,330        3,303
   Options closed                   (2,612,928)      (2,243)
   Options exercised                  (297,477)        (409)
   Options expired                    (451,925)        (651)
                                    ----------   ----------
   Options outstanding at
      December 31, 2000             $        -            -
                                    ==========   ==========


EMERGING GROWTH FUND
   Options outstanding at
      December 31, 1999             $        -            -
   Options written                  17,156,097       18,876
   Options closed                  (12,878,285)     (13,420)
   Options exercised                (2,108,084)      (2,459)
   Options expired                  (2,169,728)      (2,997)
                                    ----------   ----------
   Options outstanding at
      December 31, 2000             $        -            -
                                    ==========   ==========

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Van Wagoner Funds NOTES TO FINANCIAL STATEMENTS

Van Wagoner Funds NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.   TRANSACTIONS WITH AFFILIATED COMPANIES

     An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities of the issuer. The market value of these securities is reflected in the Schedules of Investments. Companies which are affiliates of each Fund are as follows:


                                                                                             AMOUNT OF
                                                                              AMOUNT OF        LOSS
                                              SHARE ACTIVITY                  DIVIDENDS      REALIZED
                                     --------------------------------------   CREDITED       ON SALE
                               BALANCE    PURCHASES/   SALES/       BALANCE   TO INCOME      OF SHARES
SECURITY NAME                 12/31/99     ADDITIONS REDUCTIONS    12/31/00    IN 2000        IN 2000
------------------------------------------------------------------------------------------------------

TECHNOLOGY FUND
OnHealth Network Co.<F1><F2> 1,453,000     325,000   1,778,000           -             -             -
Cardiac Pathways Corp<F1>      110,000<F3> 505,285           -     615,285             -             -
                                                                            ------------  ------------
                                                                                       -             -
                                                                            ============  ============

POST-VENTURE FUND
OnHealth Network Co.<F1><F2> 1,579,000     341,300   1,920,300           -             -             -
Cardiac Pathways Corp.<F1>     140,000<F3> 521,118           -     661,118             -             -
                                                                            ------------  ------------
                                                                                       -             -
                                                                            ============  ============

MICRO-CAP GROWTH FUND
OnHealth Network Co.<F1><F2> 1,568,300           -   1,568,300          -             -      $(94,586)
Cardiac Pathways Corp.<F1>     160,000<F3> 566,006           -     726,006             -             -
                                                                            ------------  ------------
                                                                                       -     $(94,586)
                                                                            ============  ============


EMERGING GROWTH FUND
OnHealth Network Co.<F1><F2> 5,192,050           -   5,192,050           -             -             -
VitaminShoppe.com<F1>          624,650           -     624,650           -             -  $(1,329,010)
NATCO Group, Inc.<F1>                -   1,088,250   1,088,250           -             -   (3,451,748)
Cardiac Pathways Corp.<F1>     590,000   2,089,353           -   2,679,353             -             -
                                  <F3>
                                                                            ------------  ------------
                                                                                       -  $(4,780,758)
                                                                            ============  ============

<F1> Non-income producing

<F2> OnHealth Network Co. was acquired by WebMD Corp. on September 13, 2000 for stock.
     No gain or loss was realized by the Funds on this transaction.
<F3> Adjusted for 200-for-1 split on August 7, 2000.

Call toll-free 1-800-228-2121


Van Wagoner Funds REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of the Van Wagoner Funds, Inc.:
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Van Wagoner Mid-Cap Growth Fund, Van Wagoner Technology Fund, Van Wagoner Post-Venture Fund, Van Wagoner Micro-Cap Growth Fund and Van Wagoner Emerging Growth Fund, comprising the Van Wagoner Funds (the "Funds"), as of December 31, 2000, and the related statement of operations for the year then ended, and statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights prior to 1999 were audited by other auditors whose report dated January 29, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Van Wagoner Funds at December 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.



                                                           /S/ Ernst & Young LLP

Chicago, Illinois
January 30, 2001


VANWAGONER.COM

Van Wagoner Funds REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------
                           TAX INFORMATION (UNAUDITED)


The Funds hereby designate approximately $54,355,117 and $249,521,709 as a capital gain dividend for the Micro-Cap Growth and Emerging Growth Funds, respectively, for the purpose of the dividends paid deduction.
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                      This page intentionally left blank.

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF VAN WAGONER FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE FUNDS. THE PROSPECTUS GIVES DETAILS ABOUT CHARGES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE FUNDS. READ THE PROSPECTUS CAREFULLY.

(LOGO)
-------------------------------------------
                           VANWAGONER FUNDS



Please mail correspondence to:
VAN WAGONER FUNDS
P.O. BOX 9682
PROVIDENCE, RI 02940-9682

Express mail or overnight deliveries
should be sent to:

VAN WAGONER FUNDS
4400 COMPUTER DRIVE
WESTBOROUGH, MA 01581

1-800-228-2121

ADDRESS SERVICE REQUESTED

                                                             VW408          0101

Annual Report 2000

Dear Fellow Shareholders,

In one of the market's roughest years in memory, the Van Wagoner Capital Appreciation Fund finished the year just slightly behind the S&P 500/R Index. The Fund was down 9.53%; the S&P 500a was down 9.11%.<F1> This was a year where, if you didn't do your homework, you could have gotten caught up in the dot.coms/dot.bombs. A year where even fundamentally strong companies got pulled down if they had anything to do with technology. Even so, we saw positives.

First, we shifted our focus to about 30 selected stocks, versus the Fund's usual 100 or so holdings. This strategy, along with a larger cap concentration and some private stocks that went public, helped the Fund's overall results.

Second, some of the biggest bumps in the macro environment have smoothed out... for example, the Presidential election. From the third quarter on, potential changes in the White House and Congress generated plenty of uncertainty. And the market never likes uncertainty. Then we hit the battle of the bulging chads, and the market ground to a halt.

Meanwhile, the Fed's rate tightening was finally taking effect. Consumers responded by spending less. Investors responded by selling. Our favorite stocks, the leading names in the new economy, held up better than most until around election time, when the weight of the Nasdaq correction became too much to bear.

Now the Fed has come out with interest rate cuts, but it may be months before we see the economy reaccelerate. So what do we do in the meantime?

We stick to our guns, researching and analyzing company fundamentals. Focusing on real companies with real business models, in the sectors we believe offer the best long-term growth potential...the vibrant areas of telecommunications, Internet and information exchange, as well as biotechnology and health care.

One theme we especially emphasize is corporate use of the Internet. Major global corporations have discovered that buying enterprise software and integrating it with Internet use means reduced costs. There's a huge return on investment as businesses manage their supply chains, connect with customers, and communicate with employees. Even in an economic slowdown-especially in an economic slowdown-they have to spend the money on these technologies to stay competitive.

We're investing in the companies that coordinate the Internet's possibilities-the software developers who add value, the providers who increase network capacity and the vendors who store information. Here's a sector-by-sector look at our holdings in 2000.

COMPUTER NETWORKING AND SOFTWARE. Early in the year we trimmed some of our biggest holdings, taking profits in names that had incredible runs in late 1999 and had grown to outsized positions. When prices plunged in April, we grabbed the opportunity to load up again; many of our favorite names had fallen 60% without a change in fundamentals. We see ongoing strength in companies like StorageNetworks and Emulex, whose technologies are a key ingredient in storage area networks; Ariba, whose business-to-business operations software increases efficiency; Agile Software, which helps companies use the Internet more efficiently; and i2 Technologies, which enables more efficient management of manufacturing resources. <F2>

ENERGY. Early in the year we made some good gains with Dril-Quip, which manufactures highly engineered offshore drilling equipment.<F2> In the second quarter we took profits in energy and rotated them back into biotechnology. Since then there hasn't been a compelling reason to re-load; fundamentals are strong but the group is trading near all-time highs, and Middle East tension threatens the supply/demand equilibrium.
HEALTH CARE. Throughout the year we liked biotech and genomics companies such as Abgenix, whose technologies streamline the discovery and validation process for big pharmaceutical companies. We also like medical device companies that are entering the sales and marketing stage, such as Sonic Innovations, which develops new hearing aid technology.<F2> Health care stocks generally perform well in a slowing economy, and in fact outperformed the broader market at the end of 2000.

SEMICONDUCTORS. We avoid commodity players such as memory chip manufacturers, which are especially sensitive to economic slowdown. Instead we favor communications-oriented companies like Applied Micro Circuits and PMC-Sierra.<F2> Late in the year, however, the problems of commodity semis affected the more robust communications side, leading us to pull back in this group. Even so, the insatiable demand for bandwidth leaves us bullish about the long-term outlook for our favorite semi names.

CONSUMER GOODS. Throughout the year we held almost no consumer goods stocks. We just have not seen the kinds of innovative, growth-oriented companies we believe would be great investments.

If anything, this year's ups and downs offered investors healthy reminders. There had been the feeling that the equity market held no real risk, that after a bad day or bad week, it would bounce back. Now we've reintroduced the importance of a long-term view.

Short-term volatility will undoubtedly continue; it's the nature of emerging growth investing. The Van Wagoner Capital Appreciation Fund will continue to seek out the leadership companies we consider to have the greatest potential for long-term growth. And we believe there's plenty of opportunity out there. Like you, we're all shareholders, and we invite you to join us in looking forward to the years ahead.

Sincerely,

/s/ Garrett R. Van Wagoner

Garrett R. Van Wagoner


<F1>  Please see page 4 for the total returns of the Fund and its respective benchmark, the S&P 500/R Index.

<F2>  Holdings may change due to ongoing management. References to specific investments should not be construed as a recommendation of the Fund or its Adviser.


CAPITAL APPRECIATION FUND

                 CAPITAL       S&P 500
              APPRECIATION    COMPOSITE
                  FUND       STOCK INDEX
                -------      -----------
12/31/96        $10,000        $10,000
6/30/97         $10,120        $12,061
12/31/97        $10,456        $13,336
6/30/98         $13,507        $15,698
12/31/98        $18,630        $17,147
6/30/99         $39,138        $19,271
12/31/99        $61,620        $20,756
6/30/00         $87,881        $20,668
12/31/00        $55,745        $18,866

-----------------------------------------------
TOTAL RETURN
For the periods ended 12/31/00
-----------------------------------------------
ONE YEAR                                -9.53%
AVERAGE ANNUAL SINCE INCEPTION          53.66%
-----------------------------------------------

This chart assumes an initial investment of $10,000 made after close of business on 12/31/96 (Commencement). Returns shown here and in the table are based on net change in NAV. Performance figures reflect fee waivers in effect and represent past performance which is no guarantee of future results. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The S&P 500 Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                     VAN WAGONER CAPITAL APPRECIATION FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

Number
of Shares                                                             Value
---------                                                           -------
           COMMON AND PREFERRED STOCKS                94.46%
                                                                    --------
           COMPUTER SOFTWARE - DESKTOP                 0.59%
   2,275   Oblix, Inc.<F1><F3>                                        $9,602
                                                                    --------
           COMPUTER SOFTWARE - EDUCATION               0.59%
   1,281   Docent, Inc.<F1><F2>                                        9,650
                                                                    --------
           COMPUTER SOFTWARE - ENTERPRISE             11.30%
   2,500   Acta Technology, Inc.<F1><F3>                              17,925
     700   Ariba, Inc.<F1>                                            37,538
      17   BindView Development Corp.<F1>                                161
     224   Comergent Technologies, Inc.<F1><F3>                        1,926
     894   DataChannel, Inc.<F1><F3>                                   5,001
     167   Event411.com, Inc.<F1><F3>                                      1
     896   Icarian, Inc. <F1><F3>                                      6,180
     300   Impresse Corp. <F1><F3>                                     3,717
   1,500   Interwoven, Inc.<F1>                                       98,907
     200   MatrixOne, Inc.<F1>                                         3,638
   4,824   OurHouse, Inc. <F1><F3>                                         1
   3,409   Pointshare Corp. <F1><F3>                                       1
       7   Reciprocal, Inc., Common <F1><F3>                              22
       7   Reciprocal, Inc. <F1><F3>                                   3,183
     400   TellMe Networks, Inc. <F1><F3>                              5,861
                                                                    --------
                                                                     184,062
                                                                    --------

           COMPUTER SOFTWARE - INTERNET                8.15%
   1,000   Agile Software Corp.<F1>                                   49,375
   1,710   Blue Pumpkin Software, Inc.<F1><F3>                        12,500
   1,500   Embarcadero Technologies, Inc.>F1>                         67,500
   1,248   Screaming Media, Inc.<F1><F2>                               3,413
                                                                    --------
                                                                     132,788
                                                                    --------

           COMPUTERS - INTEGRATED SYSTEMS              0.46%
     520   CopperCom, Inc.<F1><F3>                                     7,498
                                                                    --------



                    VAN WAGONER CAPITAL APPRECIATION FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

Number
of Shares                                                             Value
---------                                                          ---------
           COMPUTERS - LOCAL NETWORKS                 11.50%
     328   Anda Networks, Inc.<F1><F3>                                $4,500
     400   Brocade Communications Systems, Inc.<F1>                   36,725
   1,500   Emulex Corp.<F1>                                          119,906
   2,221   Sitara Networks, Inc.<F1><F3>                              14,459
   5,000   Top Layer Networks, Inc.<F1><F3>                           11,750
                                                                    --------
                                                                     187,340
                                                                    --------

           COMPUTERS - MEMORY DEVICES                  1.99%
     996   CommVault Systems, Inc.<F1><F3>                             9,192
     350   EMC Corp.<F1>                                              23,275
                                                                    --------
                                                                      32,467
                                                                    --------

           COMPUTERS - MINI/MICRO                      0.86%
     500   Sun Microsystems, Inc.<F1>                                 13,938
                                                                    --------

           COMPUTERS - SOFTWARE                        8.14%
   1,000   BEA Systems, Inc.<F1>                                      67,313
   1,200   i2 Technologies, Inc.<F1>                                  65,250
                                                                    --------
                                                                     132,563
                                                                    --------

           ELECTRONICS - MISCELLANEOUS COMPONENTS      3.37%
   2,000   RF Micro Devices, Inc.<F1>                                 54,875
                                                                    --------

           ELECTRONICS - SEMICONDUCTOR EQUIPMENT       1.66%
     650   JDS Uniphase Corp.<F1>                                     27,097
                                                                    --------

           ELECTRONICS - SEMICONDUCTOR MANUFACTURING  22.32%
     400   Applied Micro Circuits Corp.<F1>                           30,019
   1,200   Bandwidth9, Inc.<F1><F3>                                   11,040
   2,933   Sandcraft, Inc.<F1><F3>                                     8,535
     200   SDL, Inc.<F1>                                              29,637
   6,520   StorageNetworks, Inc.<F1>                                 161,778
   6,076   Transmeta Corp.<F1><F2>                                   122,587
                                                                    --------
                                                                     363,596
                                                                    --------

                   VAN WAGONER CAPITAL APPRECIATION FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

Number
of Shares                                                             Value
---------                                                           --------
           INTERNET - NETWORK SECURITY/SOLUTIONS       4.92%
     500   Juniper Networks, Inc.<F1>                                $63,031
     700   Mirapoint, Inc.<F1><F3>                                    10,703
     650   Netigy Corp.<F1><F3>                                        6,435
                                                                    --------
                                                                      80,169
                                                                    --------

           INTERNET - SERVICE PROVIDER/CONTENT         0.01%
     132   iBeam Broadcasting Corp. <F1>                                 141
      26   iBeam Broadcasting Corp. <F1><F2>                              23
                                                                    --------
                                                                         164
                                                                    --------

           LEISURE - PHOTOGRAPHY EQUIPMENT             0.18%
   3,308   Lexar Media, Inc.<F1><F2>                                   2,960
                                                                    --------

           MEDICAL - BIOMEDICAL/GENETICS               3.36%
     700   Abgenix, Inc.<F1>                                          41,344
   1,079   Athersys, Inc.<F1>,F3>                                     13,398
                                                                    --------
                                                                      54,742
                                                                    --------

           TELECOMMUNICATIONS - EQUIPMENT             14.85%
   2,200   Calient Networks, Inc.<F1><F3>                             15,895
     950   CIENA Corp.<F1>                                            77,188
     816   Corvis Corp.<F1><F2>                                       18,898
   1,800   Floware Wireless Systems Ltd.<F1>                          21,263
     300   Floware Wireless Systems Ltd.<F1><F2>                       3,434
   3,300   Hyperchip, Inc.<F1><F3>                                     2,904
     134   Kestrel Solutions, Inc.<F1><F3>                             1,745
   2,600   Nayna Networks, Inc.<F1><F3>                               11,700
   2,184   Portera Systems<F1><F3>                                     7,316
     550   Powerwave Technologies, Inc.<F1>                           32,175
     750   Redback Networks, Inc.<F1>                                 30,750
     300   Tellium, Inc.<F1><F3>                                       9,000
   2,146   Turin Networks, Inc.<F1><F3>                                9,002
     222   Vertical Networks, Inc.<F1><F3>                               750
                                                                    --------
                                                                     242,020
                                                                    --------

                      VAN WAGONER CAPITAL APPRECIATION FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

Number
of Shares                                                             Value
---------                                                           --------
           TELECOMMUNICATIONS - SERVICES               0.21%
     181   Arbinet Holdings, Inc.<F1><F3>                             $3,499
                                                                    --------

           TOTAL COMMON AND PREFERRED STOCKS
           (cost $1,282,556)                                       1,539,030
                                                                   ---------


           TOTAL INVESTMENTS                          94.46%       1,539,030
           (cost $1,282,556)                                       ---------

           Other Assets less Liabilities               5.54%          90,335
           (cost $1,282,556)                                       ---------

           NET ASSETS                                100.00%      $1,629,365
                                                                  ==========

          See notes to financial statements.

                     VAN WAGONER CAPITAL APPRECIATION FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

NOTES TO SCHEDULE OF INVESTMENTS

<F1> Non-income producing

<F2>  Security acquired in a private placement transaction; resale may be limited due to certain restrictions. Security is valued under procedures approved by the Board of Directors.

<F3>  The following preferred stocks (and common stocks where indicated) were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors. At December 31, 2000, the value of the Fund's restricted securities was $225,241 or 13.82% of net assets

SECURITY DESCRIPTION       DATE(S) OF ACQUISITION    NUMBER OF SHARES  COST
----------------------------------------------------------------------------
Acta Technology, Inc.               July 99                2,500    $12,500
Anda Networks, Inc.                 March 00                 328      4,500
Arbinet Holdings, Inc.              March 00                 181      3,499
Athersys, Inc.               March 00 - October 00         1,079     13,398
Bandwidth9, Inc.                  November 00              1,200     11,040
Blue Pumpkin Software, Inc.    March 00 - July 00          1,710     12,500
Calient Networks, Inc.            December 00              2,200     15,895
Comergent Technologies, Inc.       January 00                224      1,926
CommVault Systems, Inc.      April 00 - November 00          996      9,192
CopperCom, Inc.                     July 00                  520      7,498
DataChannel, Inc.                   March 00                 894      5,001
Event411.com, Inc.                  June 99                  167      5,010
Hyperchip, Inc.                   September 00             3,300      2,904
Icarian, Inc.                       March 00                 896      6,180
Impresse Corp.                    November 99                300      3,717
Kestrel Solutions, Inc.            January 00                134      1,745
Mirapoint, Inc.                    October 00                700     10,703
Nayna Networks, Inc.              December 00              2,600     11,700
Netigy Corp.                       August 00                 650      6,435
Oblix, Inc.                        August 00               2,275      9,602
OurHouse, Inc.                 May 99 - April 00           4,824     48,980
Pointshare Corp.                  September 99             3,409      9,375
Portera Systems            February 00 - September 00      2,184      9,289
Reciprocal, Inc., Common            March 00                   7         43
Reciprocal, Inc.                  November 99                  7      3,183
Sandcraft, Inc.             October 99 - December 00       2,933      7,465
Sitara Networks, Inc.               July 99                2,221      8,551
Tellium, Inc.                     September 00               300      9,000
TellMe Networks, Inc.             September 00               400      5,861
Top Layer Networks, Inc.           August 99               5,000      7,800
Turin Networks, Inc.                July 00                2,146      9,002
Vertical Networks, Inc.           February 00                222        750
----------------------------------------------------------------------------
See notes to financial statements.

                            Van WAGONER FUNDS, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

                                                          Capital
                                                        Appreciation
                                                            Fund
                                                       -------------
ASSETS:
      Investments, at value (cost $1,282,556)           $1,539,030
      Receivable for investments sold                      525,536
      Receivable from Adviser                               14,469
      Prepaid expenses and other assets                      7,266
                                                        ----------
      Total Assets                                       2,086,301
                                                        ----------

LIABILITIES:
      Payable to custodian                                 190,790
      Payable to broker                                     26,288
      Payable for investments purchased                      4,111
      Payable for fund shares redeemed                     219,744
      Accrued expenses and other liabilities                16,003
                                                        ----------
      Total Liabilities                                    456,936
                                                        ----------

NET ASSETS                                              $1,629,365
                                                        ==========
NET ASSETS CONSIST OF:
      Capital stock                                     $1,616,498
      Accumulated net realized loss on investments       (243,607)
      Net unrealized appreciation on investments           256,474
                                                        ----------
      Net Assets                                        $1,629,365
                                                        ==========

CAPITAL STOCK, $0.0001 par value
      Authorized                                       100,000,000
      Issued and outstanding                                99,780

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE (NET
ASSETS/SHARES OUTSTANDING)                                  $16.33
                                                        ==========

See notes to financial statements.

                            VAN WAGONER FUNDS, INC.
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

                                                               Capital
                                                             Appreciation
                                                                 Fund
                                                            ------------

INVESTMENT INCOME:
     Interest                                                  $11,812
     Dividends                                                     136
                                                             ---------

     Total Investment Income                                    11,948
                                                             ---------

EXPENSES:
     Fund accounting and administration fees                    45,000
     Investment advisory fees                                   31,986
     Custody fees                                               30,756
     Professional fees                                          12,855
     Federal and state registration fees                        12,294
     Directors' fees and expenses                                4,602
     Miscellaneous                                               5,938
                                                             ---------

     Total expenses before waivers and reimbursements          143,431
        Less:  Waiver and reimbursement of expenses           (93,533)
                                                             ---------

     Net Expenses                                               49,898
                                                             ---------

NET INVESTMENT LOSS                                           (37,950)
                                                             ---------

REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain on investments                          490,473
     Net realized gain on short positions                       17,315
     Net realized gain on options written                       10,466
     Net realized loss on options purchased                  (133,155)
     Change in net unrealized appreciation and depreciation
       on investments                                        (604,991)
                                                             ---------

     Net Loss on Investments                                 (219,892)
                                                             ---------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                   $(257,842)
                                                            ==========

See notes to financial statements.

                                 VAN WAGONER FUNDS, INC.
                          STATEMENTS OF CHANGES IN NET ASSETS



                                                     Capital Appreciation Fund
                                                     -------------------------
                                                      Year Ended    Year Ended
                                                    Dec. 31, 2000 Dec. 31, 1999
                                                     ------------  ------------
OPERATIONS:
  Net investment loss                                 $(37,950)     $(11,605)
  Net realized gain on investments                      490,473     1,324,890
  Net realized gain on short positions                   17,315             -
  Net realized gain on options written                   10,466             -
  Net realized loss on options purchased              (133,155)      (21,117)
  Change in net unrealized appreciation and
     on investments                                   (604,991)       625,516
                                                     ----------     ---------

  Net increase (decrease) in net assets resulting
    from operations                                   (257,842)     1,917,684
                                                     ----------     ---------

DISTRIBUTIONS:
  Net realized gains                                  (590,728)   (1,249,945)
  In excess of net realized gains                             -         (519)
                                                     ----------     ---------

  Total distributions                                 (590,728)   (1,250,464)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                        1,830,182       674,075
  Proceeds from reinvestment of dividends               327,826       488,670
  Redemption of shares                              (1,538,490)     (842,156)
                                                     ----------     ---------

  Net increase from share transactions                  619,518       320,589
                                                     ----------     ---------


TOTAL INCREASE (DECREASE) IN NET ASSETS               (229,052)       987,809


NET ASSETS:
  Beginning of year                                   1,858,417       870,608
                                                     ----------     ---------

  End of year                                        $1,629,365    $1,858,417
                                                     ==========    ==========

TRANSACTIONS IN SHARES:
  Shares sold                                            86,781        18,429
  Shares issued in reinvestment of dividends             20,400        20,891
  Shares redeemed                                      (78,294)      (26,286)
                                                     ----------     ---------

  Net increase                                           28,887        13,034
                                                     ==========     =========

See notes to financial statements.

VAN WAGONER FUNDS,
FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout each year

                                             Capital Appreciation Fund
                                        ------------------------------------
                                         Year       Year      Year      Year
                                         Ended     Ended     Ended     Ended
                                       Dec. 31,   Dec. 31,  Dec. 31,  Dec. 31,
                                         2000       1999      1998      1997
                                        -------   --------  --------  -------
NET ASSET VALUE, BEGINNING OF YEAR       $26.21    $15.05     $9.08    $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                    (0.38)    (0.16)    (0.03)    (0.11)
  Net realized and unrealized gain
    (loss) on investments                (2.19)     34.32      7.13      0.54
                                         ------    ------    ------    ------

   Total from investment operations      (2.57)     34.16      7.10      0.43
                                         ------    ------    ------    ------

DISTRIBUTIONS:
  Net realized gains                     (7.31)   (22.99)    (0.43)         -
  In excess of net realized gains             -    (0.01)    (0.70)    (1.35)
                                         ------    ------    ------    ------

    Total distributions                  (7.31)   (23.00)    (1.13)    (1.35)
                                         ------    ------    ------    ------

NET ASSET VALUE, END OF YEAR             $16.33    $26.21    $15.05     $9.08
                                         ======    ======    ======    ======

Total Return                            (9.53)%   230.76%    78.18%     4.56%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of year (000s)         $1,629    $1,858      $871    $1,304
  Ratio of expenses to average net assets:
    Net of waivers and reimbursements     1.95%     1.95%     1.95%     1.95%
    Before waivers and reimbursements 5.61% 6.65% 17.13% 11.78% Ratio of net investment loss to average net assets
    Net of waivers and reimbursements   (1.48)%   (0.68)%   (0.21)%   (1.36)%
    Before waivers and reimbursements   (5.14)%   (5.38)%  (15.39)%  (11.19)%
  Portfolio turnover rate                  269%      270%    1,263%      625%

See notes to financial statements.

                            VAN WAGONER FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS


(1) Organization
    ------------

   Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as aMaryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The CapitalAppreciation Fund (the "Fund") is a separate, diversified investment portfolio of VanWagoner Funds, Inc. (the "Funds"). Substantially all of the shares issued by the Fundare held by an affiliate of the Adviser.

(2) Significant Accounting Policies
    -------------------------------

   The following is a summary of significant accounting policies consistently followedby the Fund in the preparation of its financial statements. The financial statementshave been prepared in accordance with accounting principles generally accepted in theUnited States ("GAAP") which require management to make certain estimates andassumptions at the date of the financial statements. Actual results could differ fromsuch estimates.

   (a) Investment Valuation - A security traded on a recognized stock exchange is valuedat the last sale price. All other securities for which over-the-counter marketquotations are readily available are valued at the last sale price. If no sale isreported, the most current bid price is used. Debt securities which will mature inmore than 60 days are valued at prices furnished by a pricing service. Securitieswhich mature in 60 days or less are valued at amortized cost, which approximatesmarket value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund's Adviser under supervision of the Board of Directors.

   (b) Expenses - The Fund is charged for those expenses that are directly attributable to it, such as advisory and custodian fees. Expenses that are not directly attributableto the Fund are typically allocated among the Funds in proportion to each portfolio's respective net assets.

   (c) Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes. As of December 31, 2000, the Fund had $219,962 of post-October 2000 capital losses which are deferred until 2001 for tax purposes.


                            VAN WAGONER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


   (d) Options Contracts - The Fund purchases put options to hedge portfolio investments. Premiums paid for options contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the last sales price reported on the day of valuation. If no sale is reported, the option contract purchased is valued at the mean of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

     The Fund may also write (sell) covered call options to hedge portfolio investments. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the mean of the current bid and asked price reported on the date of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

   (e) Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterizations of certain income and capital gain distributions determined in accordance with federal tax regulations, which may differ from GAAP. Accordingly, at December 31, 2000, reclassifications were recorded to increase undistributed net investment income and increase accumulated net realized loss on investments by $37,950.

   (f) Initial Public Offerings - The Fund may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on the Fund.


                            VAN WAGONER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


   (g) Other - Investment transactions are accounted for on the trade date basis. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  Investment Advisory Agreement
     -----------------------------

   The Fund has an agreement with Van Wagoner Capital Management, Inc. (the "Adviser") to furnish investment advisory services to the Fund. Under the terms of this agreement, the Adviser is compensated at the rate of 1.25% of the average daily net assets of the Fund. The Adviser has agreed to voluntarily waive and reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the expense limitation of 1.95% until January 1, 2002. Expenses of $93,533 were waived during the year ended December 31, 2000.

(4)  Service and Distribution Plan
     -----------------------------

   The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. No fees were paid under the plan in 2000.

(5)  Investment Transactions
     -----------------------

   The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended December 31, 2000, were $6,762,837 and $6,485,615, respectively. At December 31, 2000, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes of $1,306,339, were as follows:


    Unrealized appreciation                    $508,965
    Unrealized depreciation                   (276,274)
                                             ----------
    Net unrealized appreciation
      on investments                           $232,691
                                             ==========

                            VAN WAGONER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(6)  Short Positions
     ----------------

   When the Fund sells a security short, an amount equal to the sales proceeds is included in the Statement of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short. Subsequent fluctuations in the market prices of securities sold short may cause the liability to differ from that reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale.
   These assets are adjusted daily to reflect changes in the value of the securities sold short.

(7)  Options Contracts Written
     -------------------------

   The premium amount and the number of options contracts written during the year ended December 31, 2000, were as follows:

                                                Premium        Number of
                                                Amount         Contracts
                                                -------        ---------
Options outstanding at December 31, 1999        $     -             -
Options written                                   5,048             5
Options closed                                  (3,635)           (4)
Options exercised                               (1,413)           (1)
Options expired                                       -             -
                                                -------         -----
Options outstanding at December 31, 2000        $     -             -
                                                =======         =====

To the Board of Directors and Shareholders of the Van Wagoner Funds, Inc.


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Van Wagoner Capital Appreciation Fund (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, and statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights prior to 1999 were audited by other auditors whose report dated January 29, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Wagoner Capital Appreciation Fund at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /S/ Ernst & Young LLP

Chicago, Illinois
January 30, 2001

Tax Information (Unaudited)
---------------------------

The Fund hereby designates approximately $130,623 as a capital gain dividend for the purpose of the dividends paid deduction.

Annual Report 2000

Dear Fellow Shareholders,

In a year where every sector of the market saw sharp spikes, the Van Wagoner Growth Fund was still able to outperform the S&P 500/R Index. The S&P 500/R Index finished the year down 9.11%; the Growth Fund was down 7.75%.<F1> This was a rough year-a year where, if you didn't do your homework, you could have gotten caught up in the dot.coms/dot.bombs. A year where even fundamentally strong companies got pulled down if they had anything to do with technology. Even so, we saw some positives.

First, we're pleased with our decision to emphasize more large-cap holdings and greater diversity; as a result, the Growth Fund was better able to withstand the deteriorating economic environment of the second half of 2000.

Second, some of the biggest bumps in the macro environment have smoothed out... for example, the Presidential election. From the third quarter on, potential changes in the White House and Congress generated plenty of uncertainty. And the market never likes uncertainty. Then we hit the battle of the bulging chads, and the market ground to a halt.

Meanwhile, the Fed's rate tightening was finally taking effect. Consumers responded by spending less. Investors responded by selling. Our favorite stocks, the leading names in the new economy, held up better than most until around election time, when the weight of the Nasdaq correction became too much to bear.

Now the Fed has come out with interest rate cuts, but it may be months before we see the economy reaccelerate. So what do we do in the meantime?

We stick to our guns, researching and analyzing company fundamentals. Focusing on real companies with real business models, in the sectors we believe offer the best long-term growth potential...the vibrant areas of telecommunications, Internet and information exchange, as well as biotechnology and health care.

One theme of particular interest is corporate use of the Internet. Major global corporations have discovered that buying enterprise software and integrating it with Internet use means reduced costs. There's a huge return on investment as businesses manage their supply chains, connect with customers, and communicate with employees. Even in an economic slowdown-especially in an economic slowdown-they have to spend the money on these technologies to stay competitive.

We're investing in the companies that coordinate all the Internet's possibilities_the software developers who add value, the providers who increase network capacity and the vendors who store information. Here's a sector-by-sector look at our holdings in 2000.

COMPUTER NETWORKING AND SOFTWARE. Early in the year we trimmed some of our biggest holdings, taking profits in names that had incredible runs in late 1999 and had grown to outsized positions. When prices plunged in April, we grabbed the opportunity to load up again; many of our favorite names had fallen 60% without a change in fundamentals. We see ongoing strength in companies like StorageNetworks and Emulex, whose technologies are a key ingredient in storage area networks; Ariba, whose business-to-business operations software increases efficiency; Agile Software, which helps companies use the Internet more efficiently; and i2 Technologies, which enables more efficient management of manufacturing resources.<F2>

ENERGY. Early in the year we made some good gains with Dril-Quip, which manufactures highly engineered offshore drilling equipment.<F2> In the second quarter we took profits in energy and rotated them back into biotechnology. Since then there hasn't been a compelling reason to re-load; fundamentals are strong but the group is trading near all-time highs, and Middle East tension threatens the supply/demand equilibrium.

HEALTH CARE. Throughout the year we've liked biotech and genomics companies such as Abgenix, whose technologies streamline the discovery and validation process for big pharmaceutical companies. We also like medical device companies that are entering the sales and marketing stage, such as Sonic Innovations, which develops new hearing aid technology.<F2> Health care stocks generally perform well in a slowing economy, and in fact outperformed the broader market at the end of 2000.

SEMICONDUCTORS. We avoid commodity players such as memory chip manufacturers, which are especially sensitive to economic slowdown. Instead we favor communications-oriented companies like Applied Micro Circuits and PMC-Sierra.<F2> Late in the year, however, the problems of commodity semis affected the more robust communications side, leading us to pull back in this group. Even so, the insatiable demand for bandwidth leaves us bullish about the long-term outlook for our favorite semi names.

CONSUMER GOODS. Throughout the year we held almost no consumer goods stocks. We just have not seen the kinds of innovative, growth-oriented companies we believe would be great investments.

If anything, this year's ups and downs offered investors healthy reminders. There had been the feeling that the equity market held no real risk, that after a bad day or bad week, it would bounce back. Now we've reintroduced the importance of a long-term view.

Short-term volatility will undoubtedly continue; it's the nature of emerging growth investing. The Van Wagoner Growth Fund will continue to seek out the leadership companies we consider to have the greatest potential for long-term growth. And we believe there's plenty of opportunity out there. Like you, we're all shareholders, and we invite you to join us in looking forward to the years ahead.


Sincerely,

/s/ Garrett R. Van Wagoner

Garrett R. Van Wagoner


<F1>  Please see page 4 for the total returns of the Fund and its respective benchmark, the S&P 500/R Index.

<F2>  Holdings may change due to ongoing management. References to specific investments should not be construed as a recommendation of the Fund or its Adviser.


GROWTH FUND                       S&P 500
                    GROWTH        COMPOSITE
                     FUND        STOCK INDEX
                   -------       -----------
12/31/96           $10,000         $10,000
6/30/97            $10,090         $12,061
12/31/97           $10,574         $13,336
6/30/98            $13,510         $15,698
12/31/98           $18,278         $17,147
6/30/99            $34,561         $19,271
12/31/99           $50,595         $20,756
6/30/00            $67,557         $20,668
12/31/00           $46,675         $18,866

----------------------------------------------------------------
TOTAL RETURN
For the periods ended 12/31/00
----------------------------------------------------------------
ONE YEAR                             -7.75%
AVERAGE ANNUAL SINCE INCEPTION       46.98%
----------------------------------------------------------------

This chart assumes an initial investment of $10,000 made after the close of business on 12/31/96 (Commencement). Returns shown here and in the table are based on net change in NAV.
Performance figures reflect fee waivers in effect and represent past performance which is no guarantee of future results. The investment return and principal value of an investment in Van Wagoner Funds will fluctuate so that an investor's shares in the Funds, when redeemed, may be worth more or less than their original cost.

The S&P 500 Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                            VAN WAGONER GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

Number
of Shares                                                             Value
----------                                                           --------
           COMMON AND PREFERRED STOCKS                    68.28%

           COMMERCIAL SERVICES - SECURITY/SAFETY           0.57%
       100 Check Point Software Technologies Ltd.<F1>                 $13,356
                                                                    ---------

           COMPUTER SOFTWARE - DESKTOP                     0.36%
     2,000 Oblix, Inc.<F1><F3>                                          8,441
                                                                    ---------

           COMPUTER SOFTWARE - EDUCATION                 0.3974%
     1,247 Docent, Inc.<F1><F2>                                         9,383
                                                                    ---------

           COMPUTER SOFTWARE - ENTERPRISE                 14.57%
     2,500 Acta Technology, Inc.<F1><F3>                               17,925
     1,300 Ariba, Inc.<F1>                                             69,712
        12 BindView Development Corp.<F1>                                 113
       325 Comergent Technologies, Inc.<F1><F3>                         2,795
       855 DataChannel, Inc.<F1><F3>                                    4,783
       166 Event411.com, Inc.<F1><F3>                                       1
       893 Icarian, Inc.<F1><F3>                                        6,159
       300 Impresse Corp.<F1><F3>                                       3,717
     3,500 Interwoven, Inc.<F1>                                       230,782
     4,824 OurHouse, Inc.<F1><F3>                                           1
     2,500 Pointshare Corp. <F1><F3>                                        1
         5 Reciprocal, Inc. <F1><F3>                                    2,274
       400 TellMe Networks, Inc. <F1><F3>                               5,861
                                                                    ---------
                                                                      344,124
                                                                    ---------

           Computer Software - Internet                    2.71%
     1,000 Agile Software Corp.<F1>                                    49,375
     1,588 Blue Pumpkin Software, Inc. <F1><F3>                        11,608
     1,128 Screaming Media, Inc.<F1><F2>                                3,095
                                                                    ---------
                                                                       64,078
                                                                    ---------

           COMPUTER SOFTWARE - SECURITY                    0.27%
       200 WatchGuard Technologies, Inc.<F1>                            6,325
                                                                    ---------

           COMPUTERS - INTEGRATED SYSTEMS                  1.30%
       520 CopperCom, Inc. <F1><F3>                                     7,498
       800 Oracle Corp.<F1>                                            23,250
                                                                    ---------
                                                                       30,748
                                                                    ---------
                            VAN WAGONER GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000
Number
of Shares                                                             Value
----------                                                            -----
           COMPUTERS - LOCAL NETWORKS                      6.67%
       284 Anda Networks, Inc.<F1><F3>                                 $3,896
       150 Brocade Communications Systems, Inc.<F1>                    13,772
       600 Cisco Systems, Inc.<F1>                                     22,950
     1,200 Emulex Corp.<F1>                                            95,925
     2,000 Sitara Networks, Inc.<F1><F3>                               13,020
     3,334 Top Layer Networks, Inc.<F1><F3>                             7,835
                                                                    ---------
                                                                      157,398
                                                                    ---------

           COMPUTERS - MEMORY DEVICES                      2.30%
       841 CommVault Systems, Inc.<F1><F3>                              8,005
       500 EMC Corp.<F1>                                               33,250
       150 VERITAS Software Corp.<F1>                                  13,125
                                                                    ---------
                                                                       54,380
                                                                    ---------

           COMPUTERS - MINI/MICRO                          0.83%
       700 Sun Microsystems, Inc.<F1>                                  19,513

           COMPUTERS - SOFTWARE                            3.59%
       250 BEA Systems, Inc.<F1>                                       16,828
     1,250 i2 Technologies, Inc.<F1>                                   67,969
                                                                    ---------
                                                                       84,797
                                                                    ---------

           ELECTRONICS - MISCELLANEOUS COMPONENTS          0.58%
       500 RF Micro Devices, Inc.<F1>                                  13,719
                                                                    ---------

           ELECTRONICS - SCIENTIFIC INSTRUMENTS            1.20%
       300 Applera Corp.-Applied Biosystems Group                      28,219
                                                                    ---------

           ELECTRONICS - SEMICONDUCTOR EQUIPMENT           0.58%
       330 JDS Uniphase Corp.<F1>                                      13,757
                                                                    ---------

           ELECTRONICS - SEMICONDUCTOR MANUFACTURING      15.39%
       400 Applied Micro Circuits Corp.<F1>                            30,019
     1,000 Bandwidth9, Inc.<F1><F3>                                     9,200
     2,400 Sandcraft, Inc.<F1><F3>                                      6,984
       150 SDL, Inc.<F1>                                               22,228
     6,000 StorageNetworks, Inc.<F1>                                  148,875
     6,076 Transmeta Corp.<F1><F2>                                    122,587
       600 TranSwitch Corp.<F1>                                        23,475
                                                                    ---------
                                                                      363,368
                                                                    ---------

                            VAN WAGONER GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

Number
of Shares                                                              Value
-----------                                                           ------

           FINANCE - INVESTMENT BROKER                     1.13%
       250 The Goldman Sachs Group, Inc.                              $26,735
                                                                    ---------

           INTERNET - NETWORK SECURITY/SOLUTIONS           2.61%
       350 Juniper Networks, Inc.<F1>                                  44,122
       600 Mirapoint, Inc.<F1><F3>                                      9,174
       850 Netigy Corp.<F1><F3>                                         8,415
                                                                    ---------
                                                                       61,711
                                                                    ---------

           INTERNET - SERVICE PROVIDER/CONTENT             0.01%
       144 iBeam Broadcasting Corp. <F1>                                  153
        27 iBeam Broadcasting Corp. <F1><F2>                               24
                                                                    ---------
                                                                          177
                                                                    ---------

           LEISURE - PHOTOGRAPHY EQUIPMENT                 0.10%
     2,755 Lexar Media, Inc.<F1><F2>                                    2,465
                                                                    ---------

           MEDICAL - BIOMEDICAL/GENETICS                   1.75%
       500 Abgenix, Inc.<F1>                                           29,531
       950 Athersys, Inc.<F1><F3>                                      11,800
                                                                    ---------
                                                                       41,331
                                                                    ---------

           TELECOMMUNICATIONS - EQUIPMENT                 11.20%
       100 Anaren Microwave, Inc.<F1>                                   6,719
       150 Avanex Corp.<F1>                                             8,934
     2,100 Calient Networks, Inc.<F1><F3>                              15,173
       684 Corvis Corp.<F1><F2>                                        15,841
       300 Floware Wireless Systems Ltd. <F1><F2>                       3,434
     3,000 Hyperchip, Inc. <F1><F3>                                     2,640
       198 Kestrel Solutions, Inc. <F1><F3>                             2,578
     2,400 Nayna Networks, Inc. <F1><F3>                               10,800
     2,500 Nokia Oyj ADR                                              108,750
       300 ONI Systems Corp.<F1>                                       11,869
     2,505 Portera Systems<F1><F3>                                      8,392
       250 Powerwave Technologies, Inc.<F1>                            14,625
       400 Scientific-Atlanta, Inc.                                    13,025
       900 Sonus Networks, Inc.<F1>                                    22,725
       300 Tellium, Inc. <F1><F3>                                       9,000
     2,146 Turin Networks, Inc. <F1><F3>                                9,002
       242 Vertical Networks, Inc. <F1><F3>                               818
                                                                    ---------
                                                                      264,325
                                                                    ---------

                            VAN WAGONER GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

Number
of Shares                                                               Value
----------                                                             ------
           TELECOMMUNICATIONS - Services                   0.16%
       193 Arbinet Holdings, Inc.<F1><F3>                              $3,731
                                                                    ---------

           TOTAL COMMON AND PREFERRED STOCKS
           (cost $1,255,167)                                        1,612,081
                                                                    ---------


Principal
Amount
---------
           SHORT-TERM INVESTMENTS                         18.79%

  $200,000 U.S. Treasury Bill, 5.50%, due 1/25/2001                   199,288
   244,376 UMB Bank, n.a., Money Market Fiduciary                     244,376
                                                                    ---------

           TOTAL SHORT-TERM INVESTMENTS                               443,664
           (cost $443,664)                                          ---------

           TOTAL INVESTMENTS                              87.07%    2,055,745
           (cost $1,698,831)

           Other Assets less Liabilities                  12.93%      305,291
                                                                    ---------

           NET ASSETS                                    100.00%   $2,361,036
                                                                   ==========

           See notes to financial statements.

                            VAN WAGONER GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

NOTES TO SCHEDULE OF INVESTMENTS

<F1> Non-income producing

<F2> Security acquired in a private placement transaction; resale may be limited due to certain restrictions. Security is valued under procedures approved by the Board of Directors.

<F3> The following preferred stocks were purchased in private placement transactions. Resale to the public may require registration or may be limited due to certain restrictions. These securities are valued at their fair value under procedures approved by the Board of Directors. At December 31, 2000, the value of the Fund's restricted securities was $211,527 or 8.96% of net assets.

SECURITY DESCRIPTION     DATE(S) OF ACQUISITION   NUMBER OF SHARES     COST
----------------------------------------------------------------------------
Acta Technology, Inc.               July 99              2,500     $12,500
Anda Networks, Inc.                 March 00               284       3,896
Arbinet Holdings, Inc.              March 00               193       3,731
Athersys, Inc.               March 00 - October 00         950      11,800
Bandwidth9, Inc.                  November 00            1,000       9,200
Blue Pumpkin Software, Inc.    March 00 - July 00        1,588      11,608
Calient Networks, Inc.            December 00            2,100      15,173
Comergent Technologies, Inc.       January 00              325       2,795
CommVault Systems, Inc.      April 00 - November 00        841       8,005
CopperCom, Inc.                     July 00                520       7,498
DataChannel, Inc.                   March 00               855       4,783
Event411.com, Inc.                  June 99                166       4,980
Hyperchip, Inc.                   September 00           3,000       2,640
Icarian, Inc.                       March 00               893       6,159
Impresse Corp.                    November 99              300       3,717
Kestrel Solutions, Inc.            January 00              198       2,578
Mirapoint, Inc.                    October 00              600       9,174
Nayna Networks, Inc.              December 00            2,400      10,800
Netigy Corp.                       August 00               850       8,415
Oblix, Inc.                        August 00             2,000       8,441
OurHouse, Inc.                 May 99 - April 00         4,824      48,980
Pointshare Corp.                  September 99           2,500       6,875
Portera Systems            February 00 - September 00    2,505      11,131
Reciprocal, Inc.                  November 99                5       2,274
Sandcraft, Inc.             October 99 - December 00     2,400       6,104
Sitara Networks, Inc.               July 99              2,000       7,700
Tellium, Inc.                     September 00             300       9,000
TellMe Networks, Inc.             September 00             400       5,861
Top Layer Networks, Inc.           August 99             3,334       5,201
Turin Networks, Inc.                July 00              2,146       9,002
Vertical Networks, Inc.           February 00              242         818
----------------------------------------------------------------------------
See notes to financial statements.

                            VAN WAGONER FUNDS, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

                                                                   Growth
                                                                    Fund
                                                                  -------
ASSETS:
   Investments, at value (cost $1,698,831)                    $2,055,745
   Receivable for investments sold                               243,632
   Receivable from broker                                         43,336
   Receivable for fund shares sold                               137,185
   Interest and dividends receivable                                 568
   Receivable from Adviser                                         5,090
   Prepaid expenses and other assets                               7,250
                                                             -----------

   Total Assets                                                2,492,806
                                                             -----------

LIABILITIES:
   Payable for investments purchased                             120,276
   Accrued expenses and other liabilities                         11,494
                                                             -----------

   Total Liabilities                                             131,770
                                                             -----------

NET ASSETS                                                    $2,361,036
                                                             ===========

NET ASSETS CONSIST OF:
   Capital stock                                              $2,204,369
   Accumulated net realized loss on investments                (200,247)
   Net unrealized appreciation on investments                    356,914
                                                             -----------

   Net Assets                                                 $2,361,036
                                                             ===========

CAPITAL STOCK, $0.0001 par value
   Authorized                                                100,000,000
   Issued and outstanding                                        138,299

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE (NET
ASSETS/SHARES OUTSTANDING)                                        $17.07
                                                             ===========


See notes to financial statements.

                            VAN WAGONER FUNDS, INC.
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

                                                             Growth
                                                              Fund
                                                            --------
INVESTMENT INCOME:
      Interest                                             $10,791
      Dividends                                                457
                                                         ---------

      Total Investment Income                               11,248
                                                         ---------

EXPENSES:
      Fund accounting and administration fees               45,000
      Investment advisory fees                              23,578
      Professional fees                                     12,823
      Federal and state registration fees                   12,581
      Custody fees                                          12,269
      Directors' fees and expenses                           4,629
      Miscellaneous                                          4,448
                                                         ---------

      Total expenses before waivers and reimbursements     115,328
        Less:  Waiver and reimbursement of expenses       (69,351)
                                                         ---------

        Net Expenses                                        45,977
                                                         ---------

NET INVESTMENT LOSS                                       (34,729)

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain on investments                     426,073
      Net realized gain on short positions                   6,547
      Net realized gain on options written                   9,646
      Net realized loss on options purchased             (105,557)
      Change in net unrealized appreciation
         and depreciation on investments                 (362,545)
                                                         ---------

      Net Loss on Investments                             (25,836)
                                                         ---------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                $(60,565)
                                                        ==========


See notes to financial statements.

                            VAN WAGONER FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                          Growth Fund
                                                   ------------------------
                                                  Year Ended      Year Ended
                                                 Dec. 31, 2000  Dec. 31, 1999
                                                 -------------   ------------
OPERATIONS:
   Net investment loss                             $(34,729)      $(10,650)
   Net realized gain on investments                  426,073        990,901
   Net realized gain on short positions                6,547              -
   Net realized gain on options written                9,646              -
   Net realized loss on options purchased          (105,557)       (18,431)
   Change in net unrealized appreciation and
     on investments                                (362,545)        502,764
                                                 -----------      ---------

   Net increase (decrease) in net assets
      resulting from operations                     (60,565)      1,464,584
                                                 -----------      ---------

DISTRIBUTIONS:
   Net realized gains                              (502,448)      (912,068)
   In excess of net realized gains                         -          (375)
                                                 -----------      ---------

   Total distributions                             (502,448)      (912,443)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                    1,636,265              -
   Proceeds from reinvestment of dividends           160,834        143,433
   Redemption of shares                            (204,272)      (162,500)
                                                 -----------      ---------

   Net increase (decrease) from
      share transactions                           1,592,827       (19,067)
                                                 -----------      ---------

TOTAL INCREASE IN NET ASSETS                       1,029,814        533,074

NET ASSETS:
   Beginning of year                               1,331,222        798,148
                                                 -----------      ---------

   End of year                                    $2,361,036     $1,331,222
                                                 ===========      =========

TRANSACTIONS IN SHARES:
   Shares sold                                        78,266              -
   Shares issued in reinvestment of dividends          9,076         10,182
   Shares redeemed                                   (7,366)        (8,618)
                                                 -----------      ---------

   Net increase                                       79,976          1,564
                                                 ===========      =========


See notes to financial statements.

VAN WAGONER FUNDS, INC.
FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout each year

                                                      Growth Fund
                                          -----------------------------------
                                          Year       Year      Year      Year
                                         Ended      Ended     Ended     Ended
                                        Dec. 31,   Dec. 31,  Dec. 31,  Dec. 31,
                                          2000       1999      1998      1997
                                        -------    --------  -------   -------
NET ASSET VALUE, BEGINNING OF YEAR       $22.82    $14.06     $9.58    $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                    (0.25)    (0.18)    (0.02)    (0.12)
  Net realized and unrealized gain
    (loss) on investments                (1.35)     24.58      7.00      0.68
                                       --------   -------   -------   -------

   Total from investment operations      (1.60)     24.40      6.98      0.56
                                       --------   -------   -------   -------

DISTRIBUTIONS:
  Net realized gains                     (4.15)   (15.63)    (1.65)         -
  In excess of net realized gains             -    (0.01)    (0.85)    (0.98)
                                       --------   -------   -------   -------

    Total distributions                  (4.15)   (15.64)    (2.50)    (0.98)
                                       --------   -------   -------   -------

NET ASSET VALUE, END OF YEAR             $17.07    $22.82    $14.06     $9.58
                                        =======   =======   =======   =======

TOTAL RETURN                            (7.75)%   176.81%    72.86%     5.74%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of year (000s)         $2,361    $1,331      $798    $1,323
  Ratio of expenses to average
    net assets:
    Net of waivers and reimbursements     1.95%     1.95%     1.95%     1.95%
    Before waivers and reimbursements 4.89% 7.01% 16.58% 11.60% Ratio of net investment loss to average net assets:
    Net of waivers and reimbursements   (1.47)%   (0.70)%   (0.18)%   (1.40)%
    Before waivers and reimbursements   (4.41)%   (5.76)%  (14.81)%  (11.05)%
  Portfolio turnover rate                  178%      244%    1,233%      593%

See notes to financial  statements.

                            VAN WAGONER FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS


(1) Organization
    ------------

   Van Wagoner Funds, Inc. (the "Company") was organized on October 18, 1995 as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Growth Fund (the "Fund") is a separate, diversified investment portfolio of Van Wagoner Funds, Inc. (the "Funds"). Substantially all of the shares issued by the Fund are held by an affiliate of the Adviser.

(2) Significant Accounting Policies
    -------------------------------
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from such estimates.

   (a) Investment Valuation - A security traded on a recognized stock exchange is valued at the last sale price. All other securities for which over-the-counter market quotations are readily available are valued at the last sale price. If no sale is reported, the most current bid price is used. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund's Adviser under supervision of the Board of Directors.

   (b) Expenses - The Fund is charged for those expenses that are directly attributable to it, such as advisory and custodian fees. Expenses that are not directly attributable to the Fund are typically allocated among the Funds in proportion to each portfolioOs respective net assets.

   (c) Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes. As of December 31, 2000, the Fund had $172,351 of post-October 2000 capital losses which are deferred until 2001 for tax purposes.


                            VAN WAGONER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


   (d) Options Contracts - The Fund purchases put options to hedge portfolio investments. Premiums paid for options contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the last sales price reported on the day of valuation. If no sale is reported, the option contract purchased is valued at the mean of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

     The Fund may also write (sell) covered call options to hedge portfolio investments. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the mean of the current bid and asked price reported on the date of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

   (e) Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterizations of certain income and capital gain distributions determined in accordance with federal tax regulations, which may differ from GAAP. Accordingly, at December 31, 2000, reclassifications were recorded to increase undistributed net investment income and increase accumulated net realized loss on investments by $34,729.

   (f) Initial Public Offerings - The Fund may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on the Fund.

                            VAN WAGONER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


   (g) Other - Investment transactions are accounted for on the trade date basis. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  Investment Advisory Agreement
     -----------------------------

   The Fund has an agreement with Van Wagoner Capital Management, Inc. (the "Adviser") to furnish investment advisory services to the Fund. Under the terms of this agreement, the Adviser is compensated at the rate of 1.00% of the average daily net assets of the Fund. The Adviser has agreed to voluntarily waive and reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the expense limitation of 1.95% until January 1, 2002. Expenses of $69,351 were waived during the year ended December 31, 2000.

(4)  Service and Distribution Plan
     -----------------------------
   The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. No fees were paid under the plan in 2000.

(5)  Investment Transactions
     -----------------------
     The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended December 31, 2000, were $4,041,144 and $3,754,274, respectively. At December 31, 2000, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes of $1,729,583, were as follows:


   Unrealized appreciation                $510,384
   Unrealized depreciation               (184,222)
                                         ---------
   Net unrealized appreciation
   on investments                         $326,162
                                         =========


                            VAN WAGONER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(6)  Short Positions
     ---------------
   When the Fund sells a security short, an amount equal to the sales proceeds is included in the Statement of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short. Subsequent fluctuations in the market prices of securities sold short may cause the liability to differ from that reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale.
   These assets are adjusted daily to reflect changes in the value of the securities sold short.

(7)  Options Contracts Written
     -------------------------

   The premium amount and the number of options contracts written during the year ended December 31, 2000, were as follows:


                                          Premium    Number of
                                           Amount    Contracts
                                          -------    ---------
Options outstanding at December 31, 1999   $     -        -
Options written                              5,931        6
Options closed                             (4,518)      (5)
Options exercised                          (1,413)      (1)
Options expired                                  -        -
                                           -------   ------
Options outstanding at December 31, 2000   $     -        -
                                           =======   ======

To the Board of Directors and Shareholders of the Van Wagoner Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including theschedule of investments, of the Van Wagoner Growth Fund (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, and statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights prior to 1999 were audited by other auditors whose report dated January 29, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Wagoner Growth Fund at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /S/ Ernst & Young LLP

Chicago, Illinois
January 30, 2001


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